1940 Act Registration No. 811-07414

1933 Act Registration No. 033-56546

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20546

FORM N-1A

                                                    REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                   [X]

                                                    Pre-Effective Amendment No.                                                                                          [  ]

                                                    Post-Effective Amendment No.                                                                                         [1 5 ]

                                                    and

                                                    REGISTRATION STATEMENT UNDER

                                                    THE INVESTMENT COMPANY ACT OF 1940                                                               [X]

                                                    Amendment No.                                                                                                                 [ 20 ]

THE SANTA BARBARA GROUP OF MUTUAL FUNDS, INC.

(Exact name of registrant as specified in Charter)

107 South Fair Oaks, Blvd., Suite 315

Pasadena, California 91105

(Address of Principle Executive Offices and Zip Code)

626-844-1441

(Registrant's Telephone Number including Area Code)

Emile R. Molineaux, General Counsel

Gemini Fund Services, LLC

150 Motor Parkway

Hauppauge, New York 11788

 (Name and Address of Agent for Service)

Please send copy of communications to:

JoAnn M. Strasser, Esq.

Thompson Hine LLP

312 Walnut Street, Suite 1400

Cincinnati, Ohio  45202

513-352-6725 (phone)

513-241-4771 (fax)

------------

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box):

/ /     immediately upon filing pursuant to paragraph (b)

/   / on [             ] pursuant to paragraph (b)

/ X /     60 days after filing pursuant to paragraph (a)(1)

/  /     on (date) pursuant to paragraph (a)(3)

/  /     75 days after filing pursuant to paragraph (a)(2)

/  /     on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

/   /     this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

SANTA BARBARA GROUP OF MUTUAL FUNDS THE BENDER GROWTH FUND THE MONTECITO FUND

The Santa Barbara Group

of Mutual Funds, Inc.

(the “Company”)

107 South Fair Oaks Blvd., Suite 315

Pasadena, California 91105

1-800-723-8637

THE BENDER GROWTH FUND

THE MONTECITO FUND

PROSPECTUS

Dated

August1 , 200 5

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete and representation to the contrary is a crime.

TABLE OF CONTENTS

THE BASICS ABOUT THE FUNDS

             How Have the Funds Performed in the Past?

             Performance Bar Chart

FEES AND EXPENSES

Shareholder Fees

Annual Fund Operating Expenses

Example

ADDITIONAL INFORMATION ABOUT RISKS

Convertible Security Risk

Foreign Security Risk

Debt Securities

Portfolio Turnover Risk

Temporary Defensive Positions

Investment Objective

INVESTMENT ADVISORY SERVICES

Fund Manager

Sub-Adviser-Bender Growth Fund

HOW TO BUY AND SELL SHARES

Determination of Share Price

Variable Pricing System- Bender Growth Fund

Class A Shares

Class C Shares

Class Y Shares

Factors to Consider When Choosing a Share Class

Distribution Fees

Minimum Investment Amounts

Opening and Adding To Your Account

Purchase By Mail

Wire Transfer Purchases

Purchases through Financial Service Organizations

Automatic Investment Plan

Telephone Purchases

Miscellaneous Purchase Information

How To Sell (Redeem) Your Shares

By Mail

Signature Guarantees

By Telephone

By Wire

Redemption At The Option Of The Fund

Anti-Money Laundering and Customer Identification Programs

Frequent Purchases and Redemptions of Fund Shares

DIVIDENDS AND DISTRIBUTIONS

TAX CONSIDERATIONS

FINANCIAL HIGHLIGHTS

PRIVACY STATEMENT

FOR MORE INFORMATION

THE BASICS ABOUT THE FUNDS

The Bender Growth Fund

The Fund’s Investment Objective is: The Fund’s Principal Investment Strategies are: The Principal Risks of Investing in the Fund are:

•      long-term growth of capital.  Current income is not a significant investment consideration and any such income realized will be considered incidental to the Fund’s investment objective.

•      normally investing at least 80% of the Fund’s total assets in US common stocks;

•      investing in common stocks of companies without regard to market capitalizations;

•      investing in a limited number of equity securities of companies that the Fund’s portfolio managers believe show a high probability for superior growth;

•      utilizing a proprietary research system to identify sensitive sectors of the economy, then investing in companies within those sectors that have characteristics such as:

• a higher than average annual rate of earnings growth on a sustained basis.

• a demonstrated potential for future higher than average annual rate of earnings growth.

•      investing in companies that have a demonstrated history of long-term financial stability, including strong management history, improving operating margins, pricing flexibility, higher rates of return on equity, and positive cash flow;

•      selling a stock when the Fund’s portfolio managers decide that it no longer meets the investment criteria described above.

•      General Risk – There is no assurance that the Fund can achieve its investment objective, since all investments are inherently subject to risks. The Fund generally is appropriate for long-term investors who understand the potential risks and rewards of investing in common stocks.  When you sell your Fund shares, they may be worth less than what you paid for them, because the value of the Fund’s investments will vary from day-to-day.

•      Stock Market Risk – The stock market is subject to significant fluctuations in value as a result of political, economic and market developments.  If the stock market declines in value, the Fund is likely to decline in value.  The stock market trades in cyclical price patterns, with prices generally rising or falling over time.  These cyclical periods may last for significant periods.

•      Company Risk – Because of changes in the financial condition or prospects of specific companies, the individual stocks selected by the Fund’s portfolio managers may decline in value, thereby causing the Fund to decline in value.

•      Small Cap Risk – The Fund may invest in companies that are considered to be small-cap (less than $3 billion in total market capitalization).  Small-cap companies can be riskier investments than larger capitalized companies due to their lack of experience, product diversification, cash reserves and management depth.  Further, small-cap company stocks can be much more volatile than larger companies because changes in the economic climate can have a more pronounced effect on smaller companies.

•      Growth Risks – The Fund invests in companies considered to be growth-oriented companies. If the portfolio managers’ perceptions of a company’s growth potential are wrong, the securities purchased may not perform as expected, reducing the Fund’s return.

The Montecito Fund

The Fund’s Investment Objective Is: The Fund’s Principal Investment Strategies Are: The Principal Risks of Investing In The Fund Are:

•      long-term growth of capital.

•      investing principally in US common stocks;

•      using a proprietary investment model that allocates the Fund’s portfolio among equity asset and style classes based on the model’s assessment of overall market direction; the model measures trends and attempts to predict which asset and style classes have the greatest potential for upward price movement;

•      may invest in “growth” stocks, “value” stocks, and among various capitalization ranges and sectors of the economy;

•      selling a stock when the Fund’s investment model indicates that other stocks offer better opportunities for capital appreciation.

•      Management Risk - The portfolio managers have no previous experience managing the assets of a mutual fund, or of selecting individual stocks for their clients.

•      General Risk – There is no assurance that the Fund can achieve its investment objective, since all investments are inherently subject to risks.  The Fund generally is appropriate for long-term investors who understand the potential risks and rewards of investing in common stocks.  When you sell your Fund shares, they may be worth less than what you paid for them, because the value of the Fund’s investments will vary from day-to-day.

•      Stock Market Risk - The stock market is subject to significant fluctuations in value as a result of political, economic and market developments.  If the stock market declines in value, the Fund is likely to decline in value.  The stock market trades in cyclical price patterns, with prices generally rising or falling over time.  These cyclical periods may last for significant periods.

•      Company Risk - Because of changes in the financial condition or prospects of specific companies, the individual stocks selected by the Fund’s portfolio managers may decline in value, thereby causing the Fund to decline in value.

•      Small-Cap Risk - The Fund invests in companies that are considered to be small-cap (less than $3 billion in total market capitalization).  Small-cap companies can be riskier investments than larger capitalized companies due to their lack of experience, product diversification, cash reserves and management depth.  Further, small-cap company stocks can be much more volatile than larger companies because changes in the economic climate can have a more pronounced effect on smaller companies.

•      Style Risk – The Fund may invest in “value” stocks or “growth” stocks.  If the portfolio managers’ perceptions of a style’s potential are wrong, the securities purchased may not perform as expected, reducing the Fund’s return.

HOW HAVE THE FUNDS PERFORMED IN THE PAST?

The Bender Growth Fund:

The bar chart and table set out below help show the returns and risks of investing in the Bender Growth Fund. The bar chart shows changes in the yearly performance of the Fund’s Class Y shares over the lifetime of the Fund. The performance table compares the performance of the Fund over time to the performance of the S&P 500 Index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.

Performance Bar Chart For Class Y Shares For Calendar Years Ending On December 31

For the period January 1, 200 5 through June 3 0 , 200 5 The Bender Growth Fund’s Class Y return was ____ %

Best Quarter:	4th Qtr	1999	73.66%
Worst Quarter:	3rd Qtr	2001	(31.66%)

PERFORMANCE TABLE

The Bender Growth Fund

Average Annual Total Returns

(For the periods ended on December 31, 200 4 )

	Past Year	Past 5 Years	Since Inception of the Fund (1)
Return before taxes
Class Y	%	%	%
Class A (2)%		%	%
Class C (3)%		%	%
Return after taxes on distributions (4) Class Y	%	%	%
Return after taxes on distributions and sale of Fund shares (4) Class Y	%	%	%
S&P 500 ® Index (5)%		%	%

(1)     The inception date for Class Y is December 10, 1996, Class A is October 1, 1998 and Class C is December 10, 1996.

(2)     The returns for Class A shares include the effect of the maximum applicable front-end sales charge.

(3)     The returns for all periods indicated for Class C shares reflect the imposition of a contingent deferred sales charge as described under “Variable Pricing System- Bender Growth Fund, Class C Shares.”

(4)     After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(5)     S&P 500®Index is an unmanaged index. Index returns assume reinvestment of dividends. Unlike the Fund’s returns, however, they do not reflect any fees or expenses.

The Montecito Fund:

The bar chart and table set out below help show the returns and risks of investing in the Montecito Fund. The bar chart shows changes in the Fund’s yearly performance over the lifetime of the Fund,  and does not include the effect of the Fund’s front end sales charge. If the effect of the front end sales charge was reflected, returns would have been lower than those shown. The performance table compares the performance of the Fund over time to the performance of the S&P 500 Index. The returns in the performance table include the effect of the front end sales charge. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.

Performance Bar Chart For Calendar Years Ending On December 31

For the period January 1, 2004 through June 3 0 , 200 5 The Montecito Fund’s return was _____ %

Best Quarter:	2nd Qtr	2003	15.34%
Worst Quarter:	1st Qtr	2003	(5.88)%

PERFORMANCE TABLE

The Montecito Fund

Average Annual Total Returns

(For the periods ended on December 31, 200 4 )

Past Year	Since Inception of the Fund (1)
Return before taxes %	%
Return after taxes on distributions (2)%	%
Return after taxes on distributions and sale of Fund shares (2)%	%(3)
S&P 500 ® Index (4)%	%

(1)     The inception date for the Montecito Fund is April 15, 2002.

(2)     After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(3)     In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.

(4)     S&P 500®Index is an unmanaged index. Index returns assume reinvestment of dividends. Unlike the Fund’s returns, however, they do not reflect any fees or expenses.

FEES AND EXPENSES

This table describes the fees and expenses you may pay if you buy and hold shares of the Bender Growth Fund.

Shareholder Fees: (fees paid directly from your investment)	CLASS A	CLASS C	CLASS Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	NONE	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds)	NONE	1.00%(1)	NONE
Redemption Fee (2)	NONE	NONE	NONE

Annual Fund Operating Expenses: (expenses that are deducted from Fund assets)	CLASS A	CLASS C	CLASS Y
Management Fees (3)	1.60%	%	%
Distribution & Servicing (12b-1) Fees(4)	0.25%	1.00%	0.25%
Other Expenses (5)	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses	1.85%	%	%

(1)      (1)    Investments in Class C Shares are not subject to an initial sales charge; however, a contingent deferred sales charge of 1% is imposed in the event of certain redemption transactions within one year.

(2)      (2)    The Fund’s custodian may charge a fee (currently $10) on amounts redeemed and sent to you by wire transfer.

(3)      (3)    Management fees include separate fees for investment advisory services and for administrative and other services.  Both fees are paid to the Fund Manager.  For administrative services the Fund pays the Fund Manager the following fees:  1.10% annually on Class A shares; 2.00% annually on Class Y shares up to $2.5 million, then 1.10% annually on amounts above $2.5 million; and 2.00% annually on Class C shares up to $7.5 million, then 1.10% annually on amounts above $7.5 million.  For advisory services, the Fund pays the Fund Manager 0.50% annually on all share classes.

(4)     (4)     Because 12b-1 fees are paid out of the assets of the Fund on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

(5)      (5)    The Fund’s Manager is responsible for paying all the Fund’s expenses except taxes, borrowing costs (such as interest and dividend expenses on securities sold short), litigation expenses and other extraordinary expenses.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

The Bender Growth Fund
	1 YEAR	3 YEARS	5 YEARS	10 YEARS
CLASS A	$	$	$	$
CLASS C	$	$	$	$
CLASS Y	$	$	$	$

A maximum sales charge of 5.75% is included in the Class A share expense calculations, and a contingent deferred sales charge of 1.00% is included in the one-year fees for Class C shares.

FEES AND EXPENSES

This table describes the fees and expenses you may pay if you buy and hold shares of the Montecito Fund.

Shareholder Fees: (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds)	NONE
Redemption Fee	NONE(1)

Annual Fund Operating Expenses: (expenses that are deducted from Fund assets)
Management Fees (2)	0.94%
Distribution (12b-1) Fees (3)	0.25%
Other Expenses(4)	0.00%
Total Annual Fund Operating Expenses	%

(1)     The Fund’s Custodian may charge a fee (currently $10) on amounts redeemed and sent to you by wire transfer.

(2)     Management fees include a maximum fee of 0.30% for investment advisory services and 0.64% for administrative and other services. Both fees are paid to the Fund’s Manager.

(3)     Because 12b-1 fees are paid out of the assets of the Fund on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

(4)     The Fund’s Manager is responsible for paying all the Fund’s expenses except taxes, borrowing costs (such as interest and dividend expenses on securities sold short), litigation expenses and other extraordinary expenses.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

The Montecito Fund
1 YEAR	3 YEARS	5 YEARS	10 YEARS
$	$	$	$

A maximum sales charge of 5.75% is included in the expense calculations.

ADDITIONAL INFORMATION ABOUT INVESTMENTS AND RISKS

The principal strategies and risks of each Fund are summarized in the “Basics About The Funds” section of this Prospectus. What follows is additional information you may wish to know concerning the strategies of each Fund and the risks of investing in each Fund.

Convertible Security Risk. The Bender Growth Fund may invest in convertible securities. Securities that can convert into common stock, such as convertible preferred stocks, convertible debentures or warrants, are often riskier investments than the stock into which they convert. The main risk of these types of securities is credit risk, which is the risk of loss due to the creditworthiness of the issuer.

Foreign Security Risk. Each Fund may invest in foreign securities by investing in American Depositary Receipts. Investments in foreign securities may involve greater risks compared to domestic investments. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as a result, there may be less publicly available information about issuers than is available in the reports and ratings published about companies in the U.S. Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes. Such taxes may reduce the net return to shareholders. Although each Fund intends to invest in securities of foreign issuers domiciled in nations that the Portfolio Manager considers as having stable and friendly governments, there is the possibility of expropriation, confiscation, taxation, currency blockage or political or social instability which could affect investments of foreign issuers domiciled in such nations

Debt Security Risk. Each Fund invests its excess cash in United States Government bonds, bills, and notes, corporate debt securities and money market instruments and money market funds that invest in such instruments.  Each of these types of securities is a debt instrument. The primary risks of debt instruments are interest rate risk and credit risk. As interest rates generally rise, the value of debt instruments generally falls. The longer a debt instrument has until it matures, the more severely its price will change when interest rates change. Also, the value of a debt instrument can change due to a change in the creditworthiness of the issuer. The less creditworthy the issuer, the less desirable the security, and the lower its value.

Portfolio Turnover Risk.  The Montecito Fund’s investment strategy may result in a high portfolio turnover rate. A high portfolio turnover would result in correspondingly greater brokerage commission expenses and may result in the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the Fund’s performance.

Temporary Defensive Positions. Under abnormal market or economic conditions, each Fund may adopt a temporary defensive investment position in the market. When a Fund assumes such a position, cash reserves may be a significant percentage (up to 100%) of the Fund’s total net assets. During times when a Fund holds a significant portion of its net assets in cash, it will not be investing according to its investment objective and the Fund’s performance may be negatively affected as a result.

Investment Objective.  The investment objective of the Montecito Fund may be changed without shareholder approval.  The investment objective of the Bender Growth Fund may not be changed without shareholder approval.

INVESTMENT ADVISORY SERVICES

Fund Manager

SBG Capital Management, Inc., 107 South Fair Oaks Blvd., Suite 315, Pasadena, California 91105, (the “Fund Manager”) serves as investment adviser to the Funds.  The Fund Manager is an investment advisory firm whose principal business is providing investment advice and counseling to individuals, trusts and institutions.

The Fund Manager has managed the Santa Barbara Group of Fund’s day-to-day business affairs under the general supervision of the Board of Directors since the Bender Growth Fund’s inception.  For the fiscal year ended March 31, 200 5 , the Bender Growth Fund and the Montecito Fund paid the Fund Manager ___ % and __ %, respectively, of their average daily net assets for its services as investment adviser.

John P. Odell and Steven W. Arnold are the portfolio managers of the Montecito Fund and have been responsible for the day-to-day management of the Fund since August 1, 2003.  Mr. Odell and Mr. Arnold are the controlling shareholders and co-presidents of the Fund Manager, and Directors and officers of the Funds.  They are also principals of Capital Research Brokerage Services, the Funds’ underwriter, principals of Odell Investment Group LLC, an investment advisory firm, and co-owners of Capital Research and Consulting LLC, an investment advisory firm, and RBA Client Services, LLC, a marketing firm.  Prior to August 1, 2003, the Montecito Fund was sub-advised by Ameristock Corporation, which received an annual fee from the Fund Manager equal to 0.25% of the Fund’s average daily net assets up to $100 million and 0.20% above $100 million.

The Funds’ Statement of Additional Information provides information about Mr. Odell’s and Mr. Arnold’s compensation, other accounts managed and ownership of Fund shares.

Sub-Adviser – Bender Growth Fund

The Fund Manager has entered into a Sub-Advisory Agreement with Robert Bender & Associates, Inc. (“Bender & Associates”), 245 South Los Robles Avenue, Suite 620, Pasadena, CA 91011, to provide primary investment management services to the Bender Growth Fund. Bender & Associates was founded in 1972 and was subsequently incorporated in 1978. As of March 31, 2004, Bender & Associates managed assets of over $325 million for various institutional clients, including pension and profit sharing plans, foundations and companies, as well as high net worth individuals. For the fiscal year ended March 31, 200 5 , Bender & Associates received a fee equal to ___ % of the Bender Growth Fund’s average daily net assets from the Fund Manager. Bender & Associates has been providing primary investment services to the Fund since the Fund’s inception. Robert L. Bender and Reed G. Bender are the portfolio managers of the Bender Growth Fund and are responsible for the day-to-day management of the Fund.

Robert L. Bender is the President of Bender & Associates. After earning a Masters in Business Administration from the University of California at Los Angeles, Mr. Bender began his investment career with Douglas Aircraft Co. as a member of the treasury staff.  Between 1966 and 1970, Mr. Bender was a portfolio manager with Pennsylvania Life and the Shamrock Fund. His last position before founding Bender & Associates was with BWA Inc. as portfolio manager from 1970 to 1972. In 1972, Mr. Bender formed his own capital management firm. He subsequently incorporated Bender & Associates in 1978.

Reed G. Bender is the Vice President of Bender & Associates. Reed Bender joined Robert Bender & Associates in 1990 and currently is responsible for research as well as portfolio management.  He is a 1990 graduate of the University of the Pacific.

The Funds’ Statement of Additional Information provides information about Mr. Robert Bender’s and Mr. Reed Bender’s compensation, other accounts managed and ownership of Fund shares.

HOW TO BUY AND SELL SHARES

Determination of Share Price

Shares of the Funds are offered at each share’s public offering price (“POP”), which is net asset value (“NAV”) plus any applicable sales charges. NAV per share is calculated by adding the value of a Fund’s investments, cash and other assets, subtracting the Fund’s liabilities, and then dividing the result by the number of shares outstanding. Each Fund generally determines the total value of its shares by using market prices for the securities comprising its portfolio.  Securities for which quotations are not available and any other assets are valued at a fair market value as determined in good faith by the Fund’s adviser, subject to the review and supervision of the Board of Directors. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the adviser may need to price the security using the Fund’s fair value pricing guidelines.  Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors.  Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short-term traders. Each Fund’s per share NAV is computed on all days on which the New York Stock Exchange is open for business at the close of regular trading hours on the Exchange, currently 4:00 p.m. eastern time.

Variable Pricing System – Bender Growth Fund

The Bender Growth Fund offers three classes of shares so that you can choose the class that best suits your investment needs. The main differences between each class are sales charges and ongoing fees. In choosing which class of shares to purchase, you should consider which will be most beneficial to you, given the amount of your purchase and the length of time you expect to hold the shares.  All three classes of shares in the Fund represent interests in the same portfolio of investments in the Fund.

Class A Shares

Class A shares are offered at their public offering price, which is net asset value per share plus the applicable sales charge. The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions. The following sales charges apply to your purchases of Class A shares of the Bender Growth Fund and all shares of the Montecito Fund:

Amount Invested	Sales Charge as a % of Offering Price	Sales Charge as a % of Amount Invested	Dealer Reallowance
Under $25,000	5.75%	6.10%	5.00%
$25,000 to $49,999	5.25%	5.54%	4.50%
$50,000 to $99,999	4.75%	4.99%	4.00%
$100,000 to $249,999	3.75%	3.83%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.50%
$1,000,000 and above	1.00%	1.02%	0.75%

If you are a participant in a qualified employee retirement benefit plan with at least 100 eligible employees, you may purchase Class A shares without any sales charge. However, if you redeem your shares within one year of purchase, you will be charged a fee of 1.00% of the redemption proceeds.

You may be eligible for elimination of the initial sales charge if you purchase shares through a financial services firm (such as a broker-dealer, investment adviser or financial institution) that has a special arrangement with us. The Fund has authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by the Fund and will be priced at the next computed NAV. Please see the Sub-Section entitled “Purchases through Financial Service Organizations” on page 15 of the Prospectus for additional information relating to purchases made through these types of entities.

Capital Research Brokerage Services, LLC, 107 South Fair Oaks Drive, Suite 315, Pasadena, CA 91105 (“CRBS”), the Fund’s principal underwriter, will pay the appropriate dealer concession to those selected dealers who have entered into an agreement with CRBS to sell shares of the Funds. The dealer’s concession may be changed from time to time. CRBS may from time to time offer incentive compensation to dealers who sell shares of the Funds subject to sales charges, allowing such dealers to retain an additional portion of the sales load.

Class C Shares

Class C Shares of the Bender Growth Fund are sold at net asset value without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Fund. However, Class C shares pay an annual 12b-1 service fee of 0.25% of average daily net assets and an additional distribution fee of 0.75% per annum of average daily net assets.

In order to recover commissions paid to dealers on investments in Class C Shares, you will be charged a contingent deferred sales charge (“CDSC”) of 1.00% of the value of your redemption if you redeem your shares within one year from the date of purchase. You will not be charged a CDSC on reinvested dividends or capital gains, amounts purchased more than one year prior to the redemption, and increases in the value of your shares.

Class Y Shares

Class Y Shares of the Bender Growth Fund are sold at net asset value without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Fund. Class Y shares pay an annual 12b-1 service fee of 0.25% of average daily net assets. These shares are only available to institutional investors, directors, officers and employees of the Fund, the Fund Manager, any sub-adviser and the Funds’ underwriter, and private advisory clients of the Fund Manager and any sub-adviser.

Factors to Consider When Choosing a Share Class

When deciding which class of shares of the Bender Growth Fund to purchase, you should consider your investment goals, present and future amounts you may invest in the Fund, and the length of time you intend to hold your shares. You should consider, given the length of time you may hold your shares, whether the ongoing expenses of Class C shares will be greater than the front-end sales charge of Class A shares and to what extent such differences may be offset by the lower ongoing expenses on Class A shares. To help you make a determination as to which class of shares to buy, please refer back to the examples of the Fund’s expenses over time in the “FEES AND EXPENSES” Section of this Prospectus. You also may wish to consult with your financial adviser for advice with regard to which share class would be most appropriate for you.

Distribution Fees

The Bender Growth Fund has adopted Distribution Plans (“12b-1 Plans”) for each share class, pursuant to which the Fund pays the Fund Manager a monthly fee for shareholder servicing expenses of 0.25% per annum of the Funds’ average daily net assets on all of its share classes, and a distribution fee of 0.75% per annum of the Funds’ average daily net assets on their Class C shares. The Fund Manager may, in turn, pay such fees to third parties for eligible services provided by those parties to the Funds.

The Montecito Fund has adopted a 12b-1 Plan pursuant to which the Fund pays the Fund Manager a monthly fee of 0.25% per annum of the Fund’s average daily net assets for distribution and shareholder servicing. The Fund Manager may, in turn, pay such fees to third parties for eligible services provided by those parties to the Fund.

The 12b-1 Plans provide that the Funds may finance activities that are primarily intended to result in the sale of the Funds’ shares. These services include, among other things, processing new shareholder account applications, preparing and transmitting to the Funds’ transfer agent computer processable tapes of all transactions by customers, and serving as the primary source of information to customers in answering questions concerning the Funds and their transactions with the Fund.

Payments under the 12b-1 Plans are not tied exclusively to the distribution and/or shareholder servicing expenses actually incurred by the Fund Manager, and such payments may exceed the expenses actually incurred.

You should be aware that if you hold your shares for a substantial period of time, you may indirectly pay more than the economic equivalent of the maximum front-end sales charge allowed by the National Association of Securities Dealers due to the recurring nature of distribution (12b-1) fees.

Minimum Investment Amounts

Payments for Fund shares should be in U.S. dollars, and in order to avoid fees and delays, should be drawn on a U.S. bank. Please remember that Fund management reserves the right to reject any purchase order for a Fund’s shares if, in the Fund’s opinion, such an order would cause a material detriment to existing shareholders. Your purchase of Fund shares is subject to the following minimum investment amounts:

MINIMUM INVESTMENT TO OPEN AN ACCOUNT		MINIMUM SUBSEQUENT INVESTMENTS
Regular	$2,500	$1,000
IRAs*	$1,000	$100
Coverdell ESAs	$500	$500**

FOR AUTOMATIC INVESTMENT PLAN PARTICIPANTS

MINIMUM INVESTMENT TO OPEN AN ACCOUNT		MINIMUM SUBSEQUENT INVESTMENTS
Regular	$2,500	$100 per month
IRAs*	$1,000	$100 per month
Coverdell ESAs	$500	$500**

    *         Includes traditional IRAs, Roth IRAs and Simple IRAs.

    **   Up to a maximum of $2,000 per year.

Opening and Adding to Your Account

You can invest in the Funds by mail, wire transfer or through participating financial service professionals. After you have established your account and made your first purchase, you may also make subsequent purchases by telephone.  You may also invest in the Funds through an automatic payment plan. Any questions you may have can be answered by calling the Trust at 1-800-723-8637.

Purchase by Mail

To make your initial investment in a Fund, simply complete the Account Application included with this Prospectus, make a check payable to the appropriate Fund and mail the Application and check to:

The Bender Growth Fund	The Montecito Fund
c/o Gemini Fund Services, LLC	c/o Gemini Fund Services, LLC
4020 South 147th Street, Suite 2	4020 South 147th Street, Suite 2
Omaha, NE 68137	Omaha, NE 68137

To make subsequent purchases, simply make a check payable to the appropriate Fund and mail the check to the above-mentioned addresses. Be sure to note your Fund account number on the check.

Your purchase order, if accompanied by payment, will be processed upon receipt by Gemini Fund Services, LLC, the Funds’ transfer agent. If the transfer agent receives your order and payment by the close of regular trading on the NYSE (currently 4:00 p.m. Eastern time), your shares will be purchased at the Fund’s POP calculated at the close of regular trading on that day. Otherwise, your shares will be purchased at the POP determined as of the close of regular trading on the next business day. If you do not indicate which share class you wish to purchase, Class A shares will be purchased for your account.

Wire Transfer Purchases

To make an initial purchase of shares by wire transfer, you need to take the following steps:

1.     Fill out and mail or fax (402-963-9094) the Account Application to the Funds’ transfer agent;

2.     Call 1-800-723-8637 to inform us that a wire is being sent;

3.     Obtain an account number from the transfer agent; and

4.     Ask your bank to wire funds to the account of:

For The Bender Growth Fund:	For The Montecito Fund:
First National Bank of Omaha	First National Bank of Omaha
ABA#: 104000016	ABA#: 104000016
For account number 11288743	For account number 11288743
For the Bender Growth Fund Class___(enter class)	For the Montecito Fund
FBO A/C (enter fund account number)	FBO A/C (enter fund account number)

Include your name(s), address and taxpayer identification number or Social Security number on the wire transfer instructions. The wire should state that you are opening a new account and should indicate which Fund and which share class you wish to purchase. If you do not indicate which share class of the Bender Growth Fund you wish to purchase, Class A shares will be purchased for your account.

To make subsequent purchases by wire, ask your bank to wire funds using the instructions listed above and be sure to include your account number, Fund and share class on the wire transfer instructions.

If you purchase Fund shares by wire, you must complete and file an Account Application with the transfer agent before any of the shares purchased can be redeemed. Either fill out and mail the Application included with this Prospectus, or call the transfer agent and they will send you an Application.  You should contact your bank (which will need to be a commercial bank that is a member of the Federal Reserve System) for information on sending funds by wire, including any charges that your bank may make for these services.

Purchases through Financial Service Organizations

You may purchase shares of each Fund through participating brokers, dealers, and other financial professionals. Simply call your investment professional to make your purchase. If you are a client of a securities broker , dealer or other financial organization, you should note that such organizations may charge a separate fee for administrative services in connection with investments in Fund shares and may impose account minimums and other requirements. These fees and requirements would be in addition to those imposed by each Fund. If you are investing through a securities broker , dealer or other financial organization, please refer to its program materials for any additional special provisions or conditions that may be different from those described in this Prospectus (for example, some or all of the services and privileges described may not be available to you). Securities brokers , dealers and other financial organizations have the responsibility of transmitting purchase orders and funds, and of crediting their customers’ accounts following redemptions, in a timely manner in accordance with their customer agreements and this Prospectus.

Automatic Investment Plan

You may purchase shares of each Fund (except for Class Y shares of the Bender Growth Fund) through an Automatic Investment Plan. The Plan provides a convenient way for you to have money deducted directly from your checking, savings, or other accounts for investment in shares of the Funds. You can take advantage of the Plan by filling out the Automatic Investment Plan application included with this prospectus. You may only select an account maintained at a domestic financial institution which is an ACH member for automatic withdrawals under the Plan. Each Fund may alter, modify, amend or terminate the Plan at any time, but will notify you if it does so. For more information, call the Funds’ transfer agent at 1-800-723-8637.

Telephone Purchases

In order to be able to purchase shares by telephone, your account authorizing such purchases must have been established prior to your call. Your initial purchase of shares may not be made by telephone. Shares purchased by telephone will be purchased at the per share net asset value determined at the close of business on the day that the transfer agent receives payment through the Automatic Clearing House. Call the transfer agent for details. You may make purchases by telephone only if you have an account at a bank that is a member of the Automated Clearing House. Most transfers are completed within three business days of your call. To preserve flexibility, the Funds may revise or eliminate the ability to purchase Fund shares by phone or may charge a fee for such service, although the Funds do not currently expect to charge such a fee.

The transfer agent employs certain procedures designed to confirm that instructions communicated by telephone are genuine. Such procedures may include, but are not limited to, requiring some form of personal identification prior to acting upon telephonic instructions, providing written confirmations of all such transactions, and/or tape recording all telephonic instructions. Assuming procedures such as the above have been followed, neither the transfer agent nor the Fund will be liable for any loss, cost, or expense for acting upon telephone instructions that are believed to be genuine. Each Fund has authority, as your agent, to redeem shares in your account to cover any such loss. As a result of this policy, you will bear the risk of any loss unless the Fund has failed to follow procedures such as the above. However, if the Fund fails to follow such procedures, it may be liable for such losses.

Miscellaneous Purchase Information

All applications to purchase shares of a Fund are subject to acceptance or rejection by authorized officers of the Trust and are not binding until accepted. Applications will not be accepted unless they are accompanied by payment in U.S. funds. Payment must be made by check or wire transfer drawn on a U.S. bank, savings and loan association or credit union. In addition to any loss sustained by the Fund, each Fund’s custodian may charge a fee against your account for any payment check returned to the custodian for insufficient funds.  Each Fund reserves the right to refuse to accept applications under circumstances or in amounts considered disadvantageous to current shareholders.  If you place an order for Fund shares through a securities broker and you place your order in proper form before 4:00 p.m. Eastern time on any business day (a day when the NYSE is open) in accordance with their procedures, your purchase will be processed at the POP calculated at 4:00 p.m. on that day, provided the securities broker transmits your order to the transfer agent before 5:00 p.m. Eastern time. The securities broker must send to the transfer agent immediately available funds in the amount of the purchase price within three business days of your order.

Federal regulations require that you provide a certified taxpayer identification number whenever you open or reopen an account. Congress has mandated that if any shareholder fails to provide and certify to the accuracy of the shareholder’s social security number or other taxpayer identification number, the Fund will be required to withhold a percentage, as specified by the Internal Revenue Code, of all dividends, distributions and payments, including redemption proceeds, to such shareholder as a backup withholding procedure.

How to Sell (Redeem) Your Shares

You may sell (redeem) your shares at any time. You may request the sale of your shares either by mail, by telephone or by wire.

By Mail

Sale requests should be mailed via U.S. mail or overnight courier service to:

The Bender Growth Fund		The Montecito Fund
c/o Gemini Fund Services, LLC	OR	c/o Gemini Fund Services, LLC
4020 South 147th Street, Suite 2		4020 South 147th Street. Suite 2
Omaha, NE 68137		Omaha, NE 68137

The selling price of the shares being redeemed will be the applicable Fund’s per share net asset value next calculated after receipt of all required documents in ”good order”, less any applicable CDSC. Payment of redemption proceeds will be made no later than the third business day after the valuation date unless otherwise expressly agreed by the parties at the time of the transaction.

Good order means that the request must include:

1.     Your account number;

2.     The number of shares to be sold (redeemed) or the dollar value of the amount to be redeemed;

3.     The signatures of all account owners exactly as they are registered on the account;

4.     Any required signature guarantees; and

5.     Any supporting legal documentation that is required in the case of estates, trusts, corporations or partnerships and certain other types of accounts.

Medallion Signature Guarantees

A medallion signature guarantee of each owner is required to redeem shares in the following situations, for all size transactions:

1. if you change the ownership on your account;

2. when you want the redemption proceeds sent to a different address than is registered on the account;

3. if the proceeds are to be made payable to someone other than the account’s owner(s);

4. any redemption transmitted by federal wire transfer to your bank; and

5. if a change of  address request has been received by the Company of Gemini Fund Services within 15 days previous to the request for redemption.

In addition, medallion signature guarantees are required for all redemptions of $25,000 or more from any shareholder account. A redemption will not be processed until the medallion signature guarantee, if required, is received in good order.

Medallion s ignature guarantees are designed to protect both you and the Funds from fraud.  To obtain a medallion signature guarantee, you should visit a bank, trust company, member of a national securities exchange or other broker-dealer, or other eligible guarantor institution (Notaries public cannot provide medallion signature guarantees).  Guarantees must be signed by an authorized person at one of these institutions, and be accompanied by the words “ Medallion Signature Guarantee.”

By Telephone

You may redeem your shares in each Fund by calling the transfer agent at 1-800-723-8637 if you elected to use telephone redemption on your account application when you initially purchased shares. Redemption proceeds must be transmitted directly to you or to your pre-designated account at a domestic bank. You may not redeem by telephone if the Funds or the transfer agent received a change of address request within 15 days previous to the request for redemption.  During periods of substantial economic or market changes, telephone redemptions may be difficult to implement. If you are unable to contact the transfer agent by telephone, shares may be redeemed by delivering the redemption request in person or by mail. You should understand that with the telephone redemption option, you may be giving up a measure of security that you might otherwise have had were you to redeem your shares in writing. In addition, interruptions in telephone service may mean that you will be unable to make a redemption by telephone if desired. If you purchase your shares by check and then redeem your shares before your check has cleared, the Funds may hold your redemption proceeds until your check clears, or for 15 days, whichever comes first.

By Wire

You may request the redemption proceeds be wired to your designated bank if it is a member bank or a correspondent of a member bank of the Federal Reserve System. The Funds’ custodian charges a $10.00 fee for outgoing wires.

Redemption At The Option Of The Fund

If the value of the shares in your account falls to less than $500, the Company may notify you that, unless your account is increased to $500 in value, it will redeem all your shares and close the account by paying you the redemption proceeds and any dividends and distributions declared and unpaid at the date of redemption. You will have thirty days after notice to bring the account up to $500 before any action is taken. This minimum balance requirement does not apply to IRAs and other tax-sheltered investment accounts. This right of redemption shall not apply if the value of your account drops below $500 as the result of market action. The Company reserves this right because of the expense to each Fund of maintaining very small accounts.

Anti-Money Laundering and Customer Identification Programs

The USA Patriot Act requires financial institutions, including the Funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. When completing a new Application Form, you will be required to supply the Funds with information, such as your taxpayer identification number, that will assist the Fund in verifying your identity. As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. A Fund may not be able to open your account or complete a transaction for you until the Fund is able to verify your information. When opening an account for a foreign business, enterprise or non-U.S. person that does not have an identification number, we require alternative government-issued documentation certifying the existence of the person, business or enterprise.

Frequent Purchases and Redemptions of Fund Shares

Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements.  Frequent purchases and redemptions of Fund shares may result in the dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders.   Each Fund discourages short-term traders and/ or market timers from investing in the Fund a nd does not accommodate frequent trading by Fund shareholders.  The Funds monitor purchase, redemption and exchange transactions in an attempt to detect market timing.  If excessive account activity is detected, an investor’s exchange privileges may be revoked or purchase order rejected.  The Board of Directors has adopted a policy establishing what constitutes excessive account activity. T he Fund also reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or its shareholders or if it considers the trading to be abusive.

The Funds will apply their policies and procedures uniformly to all Fund shareholders. While the Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers.  For example, certain accounts called “omnibus accounts” include multiple shareholders.  Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day.  Purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund.  The netting effect often makes it more difficult to detect market timing activity.  However, the Funds will work with brokers and other financial intermediaries that sell shares of the Funds, including those maintaining omnibus accounts with the Funds, to identify market timing transactions and enforce the Fund’s market timing policies.

We reserve the right to modify our policies and procedures at any time without prior notice as we deem in our sole discretion to be in the best interests of Fund shareholders, or to comply with state or Federal legal requirements.

DIVIDENDS AND DISTRIBUTIONS

Dividends paid by each Fund are derived from its net investment income. Net investment income will be distributed at least annually. Each Fund’s net investment income is made up of dividends received from the stocks it holds, as well as interest accrued and paid on any other obligations that might be held in its portfolio.

Each Fund realizes capital gains when it sells a security for more than it paid for it. Each Fund may make distributions of its net realized capital gains (after any reductions for capital loss carry forwards), generally, once a year.

Unless you elect to have your distributions paid in cash, your distributions will be reinvested in additional shares of the Fund. You may change the manner in which your dividends are paid at any time by writing to Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, NE 68137.

TAX CONSIDERATIONS

Each Fund intends to qualify as a regulated investment company under Sub Chapter M of the Internal Revenue Code so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders. To qualify as a regulated investment company, a Fund must, among other things, derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or other income derived with respect to its business of investing in such stock or securities, and distribute substantially all of such income to its shareholders at least annually.

Dividends from investment income and net short-term capital gains are generally taxable to you as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time shares in the Fund have been held. Distributions are taxable, whether received in cash or reinvested in shares of each Fund.

You will be advised annually of the source of distributions for federal income tax purposes.

If you fail to furnish your social security or other tax identification number or to certify properly that it is correct, the appropriate Fund may be required to withhold federal income tax as specified by the Internal Revenue Code  (backup withholding) from your dividend, capital gain and redemption payments. Dividend and capital gain payments may also be subject to backup withholding if you fail to certify properly that you are not subject to backup withholding due to the under-reporting of certain income.

Taxable distributions generally are included in your gross income for the taxable year in which they are received. However, dividends declared in October, November and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by a Fund during the following January.

Distributions by a Fund will result in a reduction in the fair market value of the Fund’s shares. Should a distribution reduce the fair market value below your cost basis, such distribution would be taxable to you as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, you should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of such shares includes the amount of any forthcoming distribution so that you may receive a return of investment upon distribution that will, nevertheless, be taxable.

A redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. You should consult a tax adviser regarding the effect of federal, state, local, and foreign taxes on an investment in a Fund.

FINANCIAL HIGHLIGHTS

The financial highlights tables below are intended to help you understand each Funds' financial performance since its inception. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the various classes of shares of the fund (assuming reinvestment of all dividends and distributions). The financial highlights for the year s ended March 31, 2005 and March 31, 2004 have been audited by the independent accounting firm of Cohen McCurdy, Ltd. These financial highlights, along with other information concerning the Funds, are included in the Fund's annual report, which is available without charge upon request. The financial highlights for the years ended March 31, 2003 and prior were audited by other independent accounting firms ..

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented. (a)
	Bender Growth Fund - Class A Shares

	For the Year Ended March 31,

	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Year	$ 23.40	$ 15.36	$ 22.13	$ 22.16	$ 41.32
Income (Loss) From Operations:
Net investment loss	(0.38)	(0.36)	(0.29)	(0.41)	(0.53)
Net gain (loss) from securities
(both realized and unrealized)	(0.13)	8.40	(6.48)	0.38	(18.63)
Total from operations	(0.51)	8.04	(6.77)	(0.03)	(19.16)

Distributions to shareholders from
net realized capital gains	-	-	-	-	-

Net Asset Value, End of Year	$ 22.89	$ 23.40	$ 15.36	$ 22.13	$ 22.16

Total Return (b)	(2.18)%	52.34%	(30.59)%	(0.14)%	(46.37)%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 3,773	$ 5,110	$ 3,729	$ 6,991	$ 8,317
Ratio of expenses to average net assets	1.85%	1.85%	1.85%	1.85%	1.85%
Ratio of net investment loss
to average net assets	(1.68)%	(1.73)%	(1.75)%	(1.76)%	(1.53)%
Portfolio turnover rate	13.44%	12.68%	19.36%	22.92%	0.82%

__________
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and do not assume the effects of any sales charges.

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented. (a)

	Bender Growth Fund - Class Y Shares

	For the Year Ended March 31,

	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Year	$ 24.98	$ 16.41	$ 23.69	$ 23.80	$ 44.59
Income (Loss) From Operations:
Net investment loss	(0.44)	(0.42)	(0.33)	(0.46)	(0.60)
Net gain (loss) from securities
(both realized and unrealized)	(0.14)	8.99	(6.95)	0.35	(20.19)
Total from operations	(0.58)	8.57	(7.28)	(0.11)	(20.79)

Distributions to shareholders from
net realized capital gains	-	-	-	-	-

Net Asset Value, End of Year	$ 24.40	$ 24.98	$ 16.41	$ 23.69	$ 23.80

Total Return (b)	(2.32)%	52.22%	(30.73)%	(0.46)%	(46.62)%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 12,009	$ 18,735	$ 11,977	$ 23,387	$ 28,832
Ratio of expenses to average net assets:	1.99%	1.97%	2.00%	1.93%	1.92%
Ratio of net investment loss
to average net assets	(1.82)%	(1.85)%	(1.90)%	(1.84)%	(1.60)%
Portfolio turnover rate	13.44%	12.68%	19.36%	22.92%	0.82%

__________
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and do not assume the effects of any sales charges.

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented. (a)

	Bender Growth Fund - Class C Shares

	For the Year Ended March 31,

	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Year	$ 23.25	$ 15.44	$ 22.54	$ 22.87	$ 43.21
Income (Loss) From Operations:
Net investment loss	(0.64)	(0.61)	(0.50)	(0.67)	(0.93)
Net gain (loss) from securities
(both realized and unrealized)	(0.13)	8.42	(6.60)	0.34	(19.41)
Total from operations	(0.77)	7.81	(7.10)	(0.33)	(20.34)

Distributions to shareholders from
net realized capital gains	-	-	-	-	-

Net Asset Value, End of Year	$ 22.48	$ 23.25	$ 15.44	$ 22.54	$ 22.87

Total Return (b)	(3.31)%	50.58%	(31.50)%	(1.44)%	(47.07)%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 14,294	$ 17,263	$ 12,040	$ 21,416	$ 22,159
Ratio of expenses to average net assets	3.03%	3.02%	3.07%	2.89%	2.80%
Ratio of net investment loss
to average net assets	(2.86)%	(2.90)%	(2.97)%	(2.80)%	(2.48)%
Portfolio turnover rate	13.44%	12.68%	19.36%	22.92%	0.82%

__________
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and do not assume the effects of any sales charges.

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented. (a)

	Montecito Fund

	Year Ended	Year Ended	Period Ended
	March 31,	March 31,	March 31,

	2005	2004	2003**

Net Asset Value, Beginning of Period	$ 10.01	$ 7.69	$ 10.00
Income (Loss) From Operations:
Net investment income	0.04	-	0.11
Net gain (loss) from securities
(both realized and unrealized)	0.19	2.37	(2.34)
Total from operations	0.23	2.37	(2.23)

Distributions to shareholders from
net investment income	-	(0.05)	(0.08)

Net Asset Value, End of Period	$ 10.24	$ 10.01	$ 7.69

Total Return (b)	2.30%	30.83%	(22.35)%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 178	$ 192	$ 169
Ratio of expenses to average net assets	1.19%	1.19%	1.19%	(c)
Ratio of net investment income (loss)
to average net assets	0.39%	0.05%	1.29%	(c)
Portfolio turnover rate	120.02%	290.23%	0.28%

__________
** For the period April 15, 2002 (commencement of operations) through March 31, 2003.
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and do not assume the effects of any sales charges. Total returns for periods less than one year are not annualized.
(c) Annualized.

PRIVACY STATEMENT

(This Statement is separate from the Funds’ prospectus)

At The Santa Barbara Group of Mutual Funds, Inc., we recognize and respect the privacy of each of our investors and their expectations for confidentiality. The protection of investor information is of fundamental importance in our operation and we take seriously our responsibility to protect personal information. We collect, retain and use information that assists us in providing the best service possible. This information comes from the following sources:

•      Account applications and other required forms,

•      Written, oral, electronic or telephonic communications and

•      Transaction history from your account.

We only disclose personal nonpublic information to third parties as necessary and as permitted by law.

We restrict access to personal nonpublic information to employees, affiliates and services providers involved in servicing our account. We require that these entities limit the use of the information provided to the purposes for which it was disclosed and as permitted by law.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of our investors.

THE SANTA BARBARA GROUP

OF MUTUAL FUNDS

THE BENDER GROWTH FUND

THE MONTECITO FUND

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha NE 68137

Investment Company Act No.

811-07414

FOR MORE INFORMATION

Additional information about each Fund’s investments is available in the Annual and Semi-Annual Report to shareholders. In the Annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the previous fiscal year. The Annual and Semi-Annual Reports are available without charge by calling the Funds. You may also get additional information concerning the Funds from the sources listed below:

Statement of Additional Information (SAI)- The SAI contains more detailed information on all aspects of the Funds , including policies and procedures relating to the disclosure of the Fund’s portfolio holdings .. A current SAI, dated June 3, 2004, has been filed with the SEC and is incorporated by reference into this prospectus. To request a free copy of the SAI, or the Funds latest annual Report, please contact the Funds at:

The Santa Barbara Group of Mutual Funds

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, NE 68137

800-723-8637

The Funds do not currently have a website.

A copy of your requested document(s) will be mailed to you within three days of your request.

Information about the Funds (including the SAI) can also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information concerning the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Information about the Funds is also available on the SEC’s EDGAR database at the SEC’s web site (www.sec.gov ). Copies of this information can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov), or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

THE BENDER GROWTH FUND

THE MONTECITO FUND

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha NE 68137

Investment Company Act No.

811-07414

STATEMENT OF ADDITIONAL INFORMATION

Dated August 1, 2005

BENDER GROWTH FUND

and

MONTECITO FUND

Both A Series of

The Santa Barbara Group Of Mutual Funds, Inc.

107 South Fair Oaks, Blvd., Suite 315

Pasadena, California 91105

1-800-723-8637

This Statement of Additional Information ("SAI") is not a Prospectus and should be read in conjunction with the Prospectus of the Bender Growth Fund and the Montecito Fund dated August 1, 2005. This SAI incorporates by reference the Funds’ Annual Report for the fiscal year ended March 31, 2005. You may obtain a copy of the Prospectus or Annual Report, free of charge by writing to the Santa Barbara Group of Mutual Funds, c/o Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, NE 68137 or by calling 1-800-723-8637.

The current Prospectus for the Bender Growth Fund and the Montecito Fund is incorporated herein by reference for all purposes, and all defined terms contained in the Prospectus have the same meanings and are used in this SAI for the same purposes.

TABLE OF CONTENTS

About the Funds	3
Investment Policies	3
Investment Restrictions	5
Disclosure of Portfolio Holdings	8
Fund Manager and Investment Adviser	9
Operating Services Agreement	12
Directors and Officers	13
Compensation of Directors	1 5
Control Persons and Principal Holders of the Fund	1 6
Proxy Voting Policies and Procedures	1 7
Purchasing and Redeeming Shares	1 8
Tax Information	1 8
Custodian	20
Transfer Agent	20
Administration	2 1
Portfolio Managers	21
Brokerage Allocation and Portfolio Transactions	2 4
Distributor	2 5
Independent Auditors	2 6
Distribution Plans	2 6
Financial Statements	2 7
Appendix A	2 8
Appendix B	30

ABOUT THE FUNDS

The Santa Barbara Group of Mutual Funds, Inc. (the “Company”), an open-end investment management company, currently comprised of The Bender Growth Fund and The Montecito Fund (each a  “Fund”, together the “Funds”) was incorporated in Maryland on December 30, 1992.  The affairs of the Company are managed by the Company’s Board of Directors, which approves all significant agreements between the Company and the persons and companies that furnish services to each Fund, including agreements with each Fund’s custodian, transfer agent, investment adviser and administrator.  All such agreements are subject to limitations imposed by state and/or federal securities laws, and to the extent that any such contract may contradict such statutes, the contract would be unenforceable.

The Board of Directors has the power to designate one or more series of shares of common stock and to classify or reclassify any unissued shares with respect to such series (each series is commonly known as a mutual fund).  Currently, there are two series being offered by the Company.  Shareholders are entitled: (i) to one vote per full share; (ii) to such distributions as may be declared by the Company’s Board of Directors out of funds legally available; and (iii) upon liquidation, to participate ratably in the assets available for distribution.  There are no conversion or sinking fund provisions applicable to the shares, and the holders have no preemptive rights and may not cumulate their votes in the election of directors.  The shares are redeemable and are fully transferable.  All shares issued and sold by the Fund will be fully paid and nonassessable.

According to the law of Maryland under which the Company is incorporated and the Company’s bylaws, the Company is not required to hold an annual meeting of shareholders unless required to do so under the Investment Company Act of 1940 (“1940 Act”).  Accordingly, the Company will not hold annual shareholder meetings unless required to do so under the Act.

Pursuant to Rule 17j-1 under the 1940 Act, as amended (the “1940 Act”), the Company, each investment adviser to the Funds, and the Funds’ principal underwriter have each adopted a Code of Ethics which governs certain personal investment activities of a person having access to investment information of the Funds.  The Code of Ethics places limits on personal securities transactions for certain persons, and places strict reporting requirements on these people if they effect a personal securities transaction in a security in which a Fund invests.  You may obtain a copy of the code from the Securities and Exchange Commission.

INVESTMENT POLICIES

Each  Fund’s investment objective and the manner in which each Fund pursues its investment objectives are generally discussed in the Prospectus.  This Section provides additional information concerning the Funds’ investments and their investment restrictions.

Each Fund is a diversified Fund, meaning that as to 75% of the Fund’s assets (valued at the time of investment), the Fund will not invest more than 5% of its assets in securities of any one issuer, except in obligations of the United States Government and its agencies and instrumentalities, thereby reducing the risk of loss.  Each Fund normally will invest at least 80% of its total assets in common stock and securities convertible into common stock.  The Funds may also invest in a variety of other securities.

The Bender Growth Fund’s investment objective is a fundamental policy and may not be changed without the authorization of the holders of a majority of the Fund’s outstanding shares.  As used in this SAI and the Prospectus, a “majority of the Fund’s outstanding shares” means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.  The Montecito Fund’s investment objective is not a fundamental policy and may be changed without shareholder approval.

U.S. GOVERNMENT SECURITIES

Each Fund may invest in U.S. Government securities.  U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities.  Securities guaranteed by the U.S. Government include:

(1) direct obligations of the U.S. Treasury (such as Treasury bills, notes, and bonds) and

(2) Federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates, which are mortgage-backed securities).  With respect to these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest possible credit quality.  Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of nor guaranteed by the U.S. Treasury.  However, they involve Federal sponsorship in one way or another; some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; others are supported only by the credit of the issuing government agency or instrumentality.  These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, and Student Loan Marketing Association.

COMMERCIAL PAPER

Commercial paper represents short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations and finance companies.  The Fund may invest in commercial paper which, at the date of investment, is rated A-1 or higher by Standard & Poor’s Corporations or Prime-1 or higher by Moody Investors Services, Inc.

FOREIGN SECURITIES

Each Fund may invest up to 15% of the value of its total assets in securities of foreign issuers represented by American Depositary Receipts listed on a domestic securities exchange or included in the NASDAQ National Market System, or foreign securities listed directly on a domestic securities exchange.  Income and gains on such securities may be subject to foreign withholding taxes.  Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the United States.  Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies.  Foreign markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies.  Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the United States, are likely to be higher.  In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States.

BORROWING

Each Fund is authorized to borrow money from a bank in amounts up to 5% of the value of their total assets at the time of such borrowing for temporary purposes, and are authorized to borrow money in excess of the 5% limit as permitted by the 1940 Act to meet redemption requests.  The Funds will not purchase portfolio securities while borrowings exceed 5% of the Funds' total assets.  This borrowing may be unsecured.  The 1940 Act requires the Funds to maintain continuous asset coverage of 300% of the amount borrowed.  If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Funds may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.  Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of the Funds.  Money borrowed will be subject to interest costs which may or may not be recovered by an appreciation of the securities purchased.  The Funds may also be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.  The Funds may, in connection with permissible borrowing, transfer as collateral securities owned by the Portfolio.

INVESTMENT RESTRICTIONS

The Bender Growth Fund has adopted the following fundamental investment restrictions that may not be changed without the affirmative vote of the holders of a majority of that Fund’s outstanding voting securities.  The Fund may not:

1.     make further  investments when 25% or more of its total assets would be invested in any one industry (securities issued or guaranteed by the United States government, its agencies or instrumentalities are not considered to represent industries);

2.     invest more than 5% of the Fund’s assets (taken at market value at the time of purchase) in the securities of any single issuer or own more than 10% of the outstanding voting securities of any one issuer (other than securities issued or guaranteed by the United States Government, its agencies or instrumentalities);

3.     borrow money or issue senior securities (as defined in the 1940 Act) except that the Fund may borrow (i) for temporary purposes in amounts not exceeding 5% of its total assets and (ii) to meet redemption requests, in amounts (when aggregated with amounts borrowed under clause (i) not exceeding 33 1/3% of its total assets;

4.     pledge, mortgage or hypothecate its assets other than to secure  borrowing permitted by restriction 3 above;

5.     make loans of securities to other persons except loans of portfolio securities and provided the Fund may invest without limitation in short-term obligations (including repurchase agreements) and publicly distributed obligations;

6.     underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities;

7.     purchase or sell real estate or mortgages on real estate, (although the Fund may invest in marketable securities secured by real estate or interests therein or issued by companies or investment trusts that invest in real estate or interests therein);

8.     purchase securities on margin, or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities; or make investments for the purpose of exercising control or management; and

9.     invest in commodities or commodity futures contracts, provided that this limitation shall not prohibit the purchase or sale of forward foreign currency exchange contracts, financial futures contracts, and options on financial futures contracts and options on securities and on securities indices.

Additional investment restrictions adopted by the Bender Growth Fund, which may be changed by the Board of Directors, provide that the Fund may not:

1.     invest in securities issued by an investment company; except that the Fund may invest in money market funds in accordance with the requirements of the 1940 Act, as amended;

2.     invest more than 15% of its net assets in securities which cannot be readily resold because of legal or contractual restrictions and which are not otherwise marketable;

3.     invest in warrants if at the time of acquisition more than 5% of its net assets, taken at market value at the time of purchase, would be invested in warrants, and if at the time of acquisition more than 2% of its total assets, taken at market value at the time of purchase, would be invested in warrants not traded on the New York Stock Exchange or American Stock Exchange.  For purposes of this restriction, warrants acquired by the Fund in units or attached to securities may be deemed to be without value; or

4.     Invest more than 10% of its total assets in securities of issuers, which together with any predecessors have a record of less than three years of continuous operation.

The Montecito Fund has adopted the following fundamental investment restrictions that may not be changed without the affirmative vote of the holders of a majority of the Fund’s outstanding voting securities.  The Montecito Fund may not:

1.     make further investments when 25% or more of its total assets would be invested in any one industry (this limitation is not applicable to investments in obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or repurchase agreements with respect thereto);

2.     invest in the securities of any issuer if, immediately after such investment, less than 75% of the total assets of the Fund will be invested in cash and cash items (including receivables), Government securities, securities of other investment companies or other securities for the purposes of this calculation limited in respect of any one issuer to an amount (determined immediately after the latest acquisition of securities of the issuer) not greater in value than 5% of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer;

3.     borrow money or issue senior securities (as defined in the 1940 Act or interpreted by the SEC or its staff) except that the Fund may borrow (i) from a bank or other person for temporary purposes in amounts not exceeding 5% of its total assets and (ii) from a bank, in amounts (when aggregated with amounts borrowed under clause (i)) not exceeding 33 1/3% of its total assets;

4.     make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities.  For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

5.     underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities;

6.     purchase or sell real estate or mortgages on real estate, (although the Fund may invest in marketable securities secured by real estate or interests therein or issued by companies or investment trusts that invest in real estate or interests therein);

7.     invest in commodities or commodity futures contracts, provided that this limitation shall not prohibit the purchase or sale of forward foreign currency exchange contracts, financial futures contracts, and options on financial futures contracts and options on securities and on securities indices.

Additional investment restrictions adopted by the Montecito Fund, which may be changed by the Board of Directors, provide that the Fund may not:

1.     purchase securities on margin, or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities; or make investments for the purpose of exercising control or management;

2.     invest more than 15% of its net assets in securities which cannot be readily resold because of legal or contractual restrictions and which are not otherwise marketable; and

3.     mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in fundamental limitation (1) above.  Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.  With the exception of the restriction on borrowing, if a percentage restriction set forth above is adhered to at the time a transaction is effected, later changes in percentage resulting from changes in value or in the number of outstanding securities of an issuer will not be considered a violation.

DISCLOSURE OF PORTFOLIO HOLDINGS

No sooner than sixty days after the end of each fiscal quarter, the Funds will make available to each shareholder upon request a complete schedule of their portfolio holdings, as of the end of the previous fiscal quarter. The Funds have an ongoing arrangement to provide portfolio holdings information to [Rating Agency], with the understanding that such holdings will be posted or disseminated to the public by the rating agency at any time.  Portfolio holdings information will be provided to [Rating Agency] at the same time that it is provided to shareholders, that is, sixty days after the end of each fiscal quarter.

The Funds also have ongoing relationships with their service providers to release portfolio holdings information on a daily basis in order for those parties to perform duties on behalf of the Fund.  These third party servicing agents are the Fund Manager, Transfer Agent, Distributor, Custodian and Bender & Associates, as these terms are defined in this Statement of Additional Information.  The Funds also may disclose portfolio holdings, as needed, to auditors, legal counsel, proxy voting services (if applicable), pricing services, printers, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisers or sub-advisers.  The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed.  For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel at any time.  The Funds will provide portfolio information to service providers only when there is a legitimate business reason for the disclosure and the information is disclosed under conditions of confidentiality.  “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential.  The Funds believe, based upon their size and operations, that these are reasonable procedures to protect the confidentiality of the Funds’ portfolio holdings and will provide sufficient protection against personal trading based on the information.  Neither the Funds nor the Funds’ service providers (other than the Fund Manager as specified below) may provide material information regarding the Funds’ portfolio holdings to third parties not mentioned above.

The Fund Manager and Robert Bender & Associates, Inc. may disclose information to broker-dealers as desirable for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of securities.  In addition, the information may be disclosed to broker-dealers so that they may assist the portfolio managers with trading such securities.

The Funds are prohibited from entering into any arrangements with any person to disclose information about the Funds’ portfolio holdings without the specific approval of the Co-Presidents of the Company.  Such disclosure may be made only when the Company has a legitimate business purpose for doing so and the recipients are subject to a confidentiality agreement.  For example, disclosure may be made to a newly hired sub-adviser prior to commencement of its duties.  The Fund Manager must submit any proposed arrangement pursuant to which the Fund Manager intends to disclose the Fund’s portfolio holdings to the Board, which will review such arrangement to determine (i) whether it is in the best interests of Fund shareholders, (ii) whether the information will be kept confidential and (iii) whether the disclosure presents a conflict of interest between the interests of Fund shareholders and those of the Fund Manager, or any affiliated person of the Fund, or the Fund Manager. Additionally, the Fund, the Fund Manager, and any affiliated persons of the Fund Manager, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings.

FUND MANAGER AND INVESTMENT ADVISER

SBG Capital Management, Inc. (the “Fund Manager”) is organized under the laws of the State of California as an investment advisory corporation, and is registered as an investment adviser with the Securities and Exchange Commission.  The Fund Manager manages the general business affairs of the Funds pursuant to investment advisor agreements with the Company dated September 30, 1998 for the Bender Growth Fund, and dated April 1, 2002 for the Montecito Fund (the “Advisor Agreements”).  John P. Odell and Steven W. Arnold are officers and controlling shareholders of the Fund Manager, as well as Directors of the Company.  Accordingly, each of those persons is considered an “affiliated person” of the Company, as that term is defined in the 1940 Act.

Under the Advisor Agreement for the Bender Growth Fund, the Fund Manager is paid a monthly fee at an average annual rate of 0.50% of the Fund’s net assets.  For its fiscal years ending March 31, 200 3 , 200 4 and 200 5 , the Fund paid $168,145 $195,118 and $_____ , respectively, in advisory fees to the Fund Manager.

Under the Advisor Agreement for the Montecito Fund, the Fund Manager is paid a monthly fee at an annual rate of 0.30% of the first $100 million of the Fund’s average daily net assets, and 0.25% on average daily net assets in excess of $100 million.  For the fiscal period April 15, 2002 (commencement of operations) to March 31, 2003, and the fiscal year s ending March 31, 2004 and 2005, the Fund paid $500 , $612 and $_____ in advisory fees to the Manager. Under the terms of the Advisor Agreements, the Fund Manager furnishes continuing investment supervision to the Funds and is responsible for the management of the Funds’ portfolios.  The responsibility for making decisions to buy, sell or hold a particular security rests with the Fund Manager, subject to review by the Board of Directors.

Each Advisor Agreement provide that the Fund Manager shall not be liable for any loss suffered by the Fund or its shareholders as a consequence of any act or omission in connection with services under the Agreement, except by reason of the Fund Manager’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Advisor Agreement.

Each Advisor Agreement has an initial term of two years, but may be continued from year to year thereafter so long as its continuance is approved at least annually:

(a)  by the vote of a majority of the Directors of the Funds who are not “interested persons” of the Funds or the adviser cast in person at a meeting called for the purpose of voting on such approval, and

(b)  by the Board of Directors as a whole or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Funds.

Each Advisor Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Fund Manager, with the approval of the Board and the Fund’s shareholders, has retained Robert Bender & Associates, Inc. (“Bender & Associates” or the “Sub-Advisor” ), to provide day to day investment management services to the Bender Growth Fund pursuant to a Sub-Advisor Agreement dated September 30, 1998.  Bender & Associates was founded in 1972, incorporated in December 1978, and Robert L. Bender is the controlling shareholder.

John P. Odell and Steven W. Arnold are officers and directors of the Fund Manager and the Company.  They are also the co-owners of RBA Client Services, LLC, a firm that has provide d marketing services to Bender & Associates.  Bender & Associates pays RBA Client Services LLC an ongoing asset-based fee for all advisory client relationships established as a result of the marketing efforts of RBA Client Services, LLC.

Pursuant to the Sub-Advisor Agreement, Bender & Associates is entitled to receive a monthly fee at an annual rate of 0.40% of the Fund's average daily net assets from the Fund Manager.  Bender & Associates has agreed that no monthly fees will be paid to Bender & Associates for the first $10 million in average daily net assets.   Bender & Associates has agreed that, effective August 1, 2005, Bender & Associates will receive a monthly fee at an annual rate of 0.30% of the Fund's aggregate average daily net assets greater than $10,000,000.   For the fiscal years ended March 31, 2003 , 2004 and 2005 , Bender & Associates received $88,619 $105,163 and $_____ , respectively from the Fund Manager.  For the fiscal period April 15, 2002 (commencement of operations) to March 31, 2003 and the period April 1, 2003 to July 31, 2003, Ameristock Corporation, which was the sub-adviser to the Montecito Fund from inception until August 20, 2003, received $0 from the Fund Manager.

The Sub-Advisor Agreement provides that the investment adviser shall not be liable for any loss suffered by the Fund or its shareholders as a consequence of any act or omission in connection with services under the Sub-Advisor Agreement, except by reason of the sub-adviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Sub-Advisor Agreement.

The Sub-Advisor Agreement has a term of two years, but may be continued from year to year so long as its continuance is approved at least annually:

(a)        by the vote of a majority of the Directors of the Funds who are not “interested persons” of the Funds or the adviser cast in person at a meeting called for the purpose of voting on such approval, and

(b)        by the Board of Directors as a whole or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Funds.

The Sub-Advisor Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Advisor Agreements for both Funds, and the Sub-Advisor Agreement for the Bender Growth Fund (the “Agreements”), were approved for a one-year continuance by the Board, including by separate vote of the Independent Directors, at a meeting held on May 20, 2005. Prior to commencing deliberations, Fund counsel reviewed with the Directors their responsibility to the Funds and shareholders to apply their business judgment to the question of whether the overall arrangements provided under the terms of the investment advisory agreements are reasonable business arrangements for the Funds.  In determining whether to renew the Agreements with the Fund Manager and the Sub-Advisor, the Directors were counseled to consider: 1) the investment performance of each Fund; 2) the nature, extent and quality of services provided by the Fund Manager and Sub-Adviser; 3) the costs of the services to be provided and the profits to be realized by the Fund Manager and Sub-Adviser, and their affiliates, from the relationship with the Funds; 4) the extent to which economies of scale will be realized as the Funds grow; and 5) whether the fee levels reflect these economies of scale to the benefit of shareholders. Further, the Directors reviewed an extensive amount of materials, and the Independent Directors met in executive session with with the Company’s Chief Compliance Officer and  independent fund counsel.  The following summarizes the Directors’ review process and the information on which their conclusions were based:

Performance.   The Board reviewed reports regarding the performance of each Fund as compared to various benchmark indexes for various periods ended March 31, 2005 and each Fund's annualized total returns since inception as compared to other mutual funds of similar size and investment strategy (the “Peer Groups”). The Board assessed each Fund’s  performance, both on an absolute basis and in comparison to the Fund’s benchmarks and the Peer Groups independently selected by Morningstar. The Board generally approved of each Fund’s performance. The Directors noted  that the Bender Growth Fund’s long term  performance record was excellent, and that the Fund’s two year compounded rate of return of approximately 22% was very good.  As for the Montecito Fund, the Board concluded that the Fund Manager had produced some quarters of good relative performance since August 2003 (when the Fund Manager began actively managing the Fund without a sub-adviser).

Nature, extent and quality of services provided by the Fund Manager and Sub-Adviser.   In regard to this specific evaluation, the Fund Manager and Sub-Adviser each provided the following materials for the Board’s review: completed questionnaires designed by Fund counsel to elicit information relevant to the Board deliberations; copies of the Fund Manager’s and Sub-Adviser’s Uniform Application for Investment Adviser Registration (“Form ADV”), as filed with the SEC; detailed lists of services provided to the Funds by the Fund Manager pursuant to the Investment Advisory Agreement and Operating Services Agreement;  copies of the Fund Manager’s and Sub-Advisor’s Codes of Ethics adopted pursuant to Rule 17j-1, as well as certifications of compliance with the Codes; and copies of the Fund Manger’s compliance calendar and daily and monthly compliance checklists. The Board noted with approval the Fund Manager’s and Sub-Adviser’s commitment to regulatory compliance, quality of personnel, quality and level of Board reporting and communication and commitment to containing expenses and concluded that the services provided under the Agreements are consistent with the Board’s expectations of the Fund Manager and Sub-Adviser.

Cost of the services and the profit to be realized by the Fund Manager and Sub-Advisor and affiliates from the relationship with the Funds.    In this regard, the Fund Manager provided the Board with profit and loss information for the year ended March 31, 2005 and for the three-month period ended March 31, 2005 and the Sub-Adviser provided a balance sheet as of March 31, 2005 and an income statement for the three-month period ended March 31, 2005. The Board reviewed reports comparing each Fund’s fees and expense ratios for the latest fiscal year compared to the fees and expense ratios paid by its Peer Group. Based on the information, the Directors concluded that the advisory fees were competitive, and reasonable for the services provided.  The Board also considered revenues received by the Funds’ distributor, Capital Research Brokerage Services, LLC (the “Distributor”), an affiliate of the Fund Manager.  The Board considered revenues received by the Fund Manager, the Sub-Adviser and the Distributor under the relevant agreements and concluded that, in each case, undue profitability was not a concern.

Economies of Scale.    It was the consensus of the Board that economies of scale were not of significant relevance at this time due to the relatively small size of the Funds. However, it was noted that the Investment Advisory Agreement and the Operating Services Agreement provide for fee breaks as assets of the Bender Growth Fund increase.

Based upon the information provided, it was the consensus of the Directors, including the Independent Directors, that the overall arrangement provided under the terms of each Agreement was a reasonable business arrangement, and that renewal of each Agreement was in the best interest of the Fund’s shareholders.

OPERATING SERVICES AGREEMENT

The Company has also entered into an Operating Services Agreement with the Fund Manager (“Services Agreement”) dated September 30, 1998, and amended April 1, 2002.  Under the terms of the Services Agreement, the Fund Manager, provides, or arranges to provide, day-to-day operational services to the Funds including, but not limited to:

1.	accounting	6.	custodial
2.	administrative	7.	fund share distribution
3.	legal	8.	shareholder reporting
4.	dividend disbursing and transfer agent	9.	sub-accounting, and
5.	registrar	10.	record keeping services

Under the Services Agreement, the Fund Manager may, with the Company’s permission, employ third parties to assist it in performing the various services required of the Funds.  The Fund Manager is responsible for compensating such parties.

Under the Services Agreement, for administrative services rendered to the Bender Growth Fund by the Fund Manager, the Fund pays the Fund Manager the following fees: 1.10% annually on Class A net assets; 2.00% annually on Class Y net assets up to $2.5 million, then 1.10% annually on net assets above $2.5 million; and 2.00% annually on Class C net assets up to $7.5 million, then 1.10% annually on net assets above $7.5 million.  For its fiscal years ended March 31, 200 3 , 200 4 and 200 5 , the Bender Growth Fund paid the Fund Manager service fees of $459,917 , $519,258 and $______ , respectively.  Under the Services Agreement, for administrative services rendered to the Montecito Fund by the Fund Manager, the Montecito Fund pays the Fund Manager 0.64% annually on net assets.  For the fiscal period April 15, 2002 (commencement of operations) to March 31, 2003 and for the fiscal year s ended March 31, 2004 and 2005 , the Montecito Fund paid the Fund Manager a service fee of $1,063 , $1,306 and $_____ , respectively.

DIRECTORS AND OFFICERS

The Board of Directors has overall responsibility for conduct of the Company's affairs.  The day-to-day operations of the Funds are managed by the Fund Manager, subject to the bylaws of the Company and review by the Board of Directors.  The directors of the Company, including those directors who are also officers, are listed below.

Name, Address and Age	Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held By Director
Disinterested Directors:
Harvey A. Marsh Born: 1938 107 South Fair Oaks Avenue, Suite 315 Pasadena, CA 91105	Director since 1998	Chief Financial Officer for Golden Systems, Inc. (1998-2001); Self-employed Financial Consultant (1996-1998; 2001-present); Certified Public Accountant	2	None
Wayne Fredric Turkheimer Born: 1952 107 South Fair Oaks Avenue, Suite 315 Pasadena, CA 91105	Director since 1998	Attorney in solo practice since 1986 specializing in general business, probate and estate law.	2	None
Glory Isham Burns Born: 1952 107 South Fair Oaks Avenue, Suite 315 Pasadena, CA 91105	Director since 1998	Professor at Colorado State University since 1991.	2	Director – First Main Street Bank (1997-present)
Lawrence Christopher Signey Born: 1961 133 N. 5th St. Burbank, CA 91501	Director since 2000	Pastor at St. Robert Bellarmine Catholic Church since July 2002; Associate Pastor at St. Bede the Venerable (1993-2002)	2	None

                                                            Interested Directors:

Steven W. Arnold[1] Born: 1955 107 South Fair Oaks Avenue, Suite 315 Pasadena, CA 91105	Director &Co-Chairman of the Board since 1996; Treasurer and Co-President of the Funds since 1996	Co-President of SBG Capital Management Group, Inc.; Principal of Capital Research Brokerage Services and Arroyo Investment Group LLC; and co-owner of Capital Research and Consulting LLC and RBA Client Services, LLC.	2	None
John P. Odell[1] Born: 1966 107 South Fair Oaks Avenue, Suite 315 Pasadena, CA 91105	Director & Co-Chairman of the Board since 1998; Co-President of the Funds since 1998	Co-President of SBG Capital Management Group, Inc.; Principal of Capital Research Brokerage Services and Arroyo Investment Group LLC; and co-owner of Capital Research and Consulting LLC and RBA Client Services, LLC.	2	None
Robert L. Bender[1] Born: 1937 107 South Fair Oaks Avenue, Suite 315 Pasadena, CA 91105	Director since 1996	President of Robert L. Bender & Associates, Inc. since 1972.	2	None
Principal Officer Who Is not a Director: Colleen T. McCoy Born: 1954 161 Canterbury Road Rochester, New York 14607	Chief Compliance Officer since September 2004

Founder and consultant of Canterbury Group LLC (mutual fund consulting) since 2001; chief compliance officer for a number of other mutual fund groups since 2004; Vice President & Business Manager (Global Funds Administration) with JPMorgan Chase (1988-2001).

			N/A	N/A

COMPENSATION OF DIRECTORS

Each Independent Director receives a fee of $500 for each meeting attended.  Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation from the Funds.  The following table sets forth information regarding compensation of Directors by the Company for the fiscal year ended March 31, 200 5 ..

Name of Director	Compensation from Fund Complex	Pension Benefits	Annual Benefits	Total Compensation Paid to Director

Harvey Marsh		$$0.00	$0.00	$

Wayne Turkheimer		$$0.00	$0.00	$

Glory Burns		$$0.00	$0.00	$

Lawrence C. Signey		$$0.00	$0.00	$

The Company's audit committee consists of Harvey Marsh, Wayne Turkheimer, Glory Burns and Lawrence C. Signey.  The audit committee is responsible for overseeing each Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of each Fund's financial statements and the independent audit of the financial statements; selecting the independent auditors, and acting as a liaison between the Fund's independent auditors and the full Board of Directors.  The audit committee held one meeting during the fiscal year ended March 31, 200 5 ..

The following table provides information regarding shares of the Funds owned by each Director as of December 31, 2004.

Name	Dollar Range of Shares in the Bender Growth Fund	Dollar Range of Shares in the Montecito Fund	Aggregate Dollar Range of Shares in the Complex
Steven Arnold	$0	$ 5 0,001-$ 10 0,000	$ 5 0,001-$ 10 0,000
Robert Bender	over $100,000	$0	over $100,000
Glory Burns	$0	$0	$0
Harvey Marsh	$10,001-$50,000	$0	$10,001-$50,000
John Odell	$50,001 - $100,000	$50,001 - $100,000	over $100,000
Lawrence C. Signey	$50,001-$100,000	$0	$50,001-$100,000
Wayne Turkheimer	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000

CONTROL PERSONS AND PRINCIPAL HOLDERS OF THE FUNDS

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a)(9) of the Act.   As of July 15, 200 5 , Charles Schwab & Co., Inc. held ___ % of the voting securities of Bender Fund Class Y shares for the benefit of others and John Odell held __ % of the voting securities of the Montecito Fund. Mr. Odell is the portfolio manager of the Montecito Fund.  Mr. Odell is a controlling shareholder and co-president of the Fund Manager, and a Director and Officer of the Fund.  Mr. Odell is also a principal of Capital Research Brokerage Services, the Funds’ underwriter, principals of Odell Investment Group LLC, an investment advisory firm, and co-owner of Capital Research and Consulting LLC, and investment advisory firm, and RBA Client services, LLC, a marketing firm.

As of July 15, 2005, the Directors and Officers owned, as a group, ___% of the Bender Growth Fund and ___% of the Montecito Fund. As of July 15, 200 5 , the following persons owned, beneficially or of record, 5% or more of a class of shares of a Fund.

Name of Shareholder	Share Class Owned	% Of Share Class Owned	% Of Total Fund Shares Owned

The Company will call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by record holders of at least 10% of the Fund’s outstanding common shares.  The Company’s bylaws contain procedures for the removal of directors by its shareholders.  At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of the removed directors.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Directors of the Company has delegated responsibilities for decisions regarding proxy voting for securities held by each Fund to the Fund’s Manager (or Sub-Advis o r, if applicable).  The Fund Manager (or Sub-Advis o r) will vote such proxies in accordance with its proxy policies and procedures. In some instances, the Fund Manager (or Sub-Advis o r) may be asked to cast a proxy vote that presents a conflict between the interests of the Fund’s shareholders, and those of the Fund Manager (or Sub-Advis o r) or an affiliated person of the Fund Manager (or Sub-Advis o r).  In such a case, the Company’s policy requires that the Fund Manager (or Sub-Advis o r) abstain from making a voting decision and to forward all necessary proxy voting materials to the Company to enable the Board of Directors to make a voting decision.  When the Board of Directors of the Company is required to make a proxy voting decision, only the Directors without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast.

The Fund Manager’s and Sub-Advis o r’s proxy voting policies and procedures are attached as Appendix A and B, respectively, to this Statement of Additional Information.

More information. The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 (starting with the year ended June 30, 2004) is available without charge, upon request by calling toll-free, 1-800-723-8637 or by accessing the SEC’s website at www.sec.gov.  In addition, a copy of the Funds’ proxy voting policies and procedures are also available by calling 1-800-723-8637 and will be sent within three business days of receipt of a request.

PURCHASING AND REDEEMING SHARES

Information concerning purchasing and redeeming shares of the Funds is contained in the Prospectus.   Upon request, the initial sales load is waived for the officers and directors (and immediate family members of the officers and directors) of the Company, and for employees (and immediate family members of employees) of the advisers, sub-advisers, distributor, transfer agent, fund accountant, administrator, and their respective affiliates. In addition, please note that dealers may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares.  The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer.  Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the prospectus and this statement of additional information.  Your dealer will provide you with specific information about any processing or service fees you will be charged.

Neither Fund will issue stock certificates evidencing shares.  Instead, your account will be credited with the number of shares purchased, relieving you of responsibility for safekeeping of certificates and the need to deliver them upon redemption.  Written confirmations are issued for all purchases of shares.

Redemptions will be made at net asset value.  Each Fund ’ s net asset value is determined on days on which the New York Stock Exchange is open for trading.  For purposes of computing the net asset value of a share of each of the Funds, securities traded on national security exchanges or on the NASDAQ National Market System, for which market quotations are available are valued by an independent pricing service as of the close of business on the date of valuation.  The pricing service generally uses the last reported sale price for exchange traded securities, and the NASDAQ official closing price (NOCP) for NASDAQ traded securities or, lacking any reported sales on that day, at the most recent bid quotations.  Securities for which current market quotations are not readily available are valued at estimated fair market value as determined in good faith by the Fund’s investment adviser or sub-adviser, subject to the review and supervision of the Board of Directors.  Short-term investments that mature in 60 days or less are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value.  The price per share for a purchase order or redemption request is the net asset value next determined after receipt of the order.

Each Fund is open for business on each day that the New York Stock Exchange (“NYSE”) is open.  The Fund’s share prices or net asset value per share (“NAV”) is normally determined as of 4:00 p.m., eastern time.  Each Fund’s share price is calculated by subtracting its liabilities from the closing fair market value of its total assets and dividing the result by the total number of shares outstanding on that day.  Fund liabilities include accrued expenses and dividends payable, and its total assets include the market value of the portfolio securities as well as income accrued but not yet received.

TAX INFORMATION

The Funds intend to qualify as a regulated investment companies under Subchapter M of the Internal Revenue Code so as to be relieved of federal income tax on their capital gains and net investment income currently distributed to their shareholders.  To qualify as a regulated investment company, a Fund must, among other things, derive at least 90% of their gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or other income derived with respect to their business of investing in such stock or securities.

If a Fund qualifies as a regulated investment company and distributes at least 90% of its net investment income, that Fund will not be subject to Federal income tax on the income so distributed.  However, that Fund would be subject to corporate income tax on any undistributed income other than tax-exempt income from municipal securities.

Each Fund intends to distribute to shareholders, at least annually, substantially all net investment income and any net capital gains realized from sales of the Funds' portfolio securities.  Dividends from net investment income and distributions from any net realized capital gains are reinvested in additional shares of the Fund unless the shareholder has requested in writing to have them paid by check.

Dividends from investment income and net short-term capital gains are generally taxable to the shareholder as ordinary income.  Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time shares in the Fund have been held.  Distributions are taxable, whether received in cash or reinvested in shares of the Fund.

Each shareholder is advised annually of the source of distributions for federal income tax purposes.  A shareholder who is not subject to federal income tax will not be required to pay tax on distributions received.

If shares are purchased shortly before a record date for a distribution, the shareholder will, in effect, receive a return of a portion of his investment, but the distribution will be taxable to him even if the net asset value of the shares is reduced below the shareholder's cost.  However, for federal income tax purposes the original cost would continue as the tax basis.

If a shareholder fails to furnish his social security or other tax identification number or to certify properly that it is correct, the Fund may be required to withhold federal income tax at the rate of 28% (backup withholding) from dividend, capital gain and redemption payments to him.  Dividend and capital gain payments may also be subject to backup withholding if the shareholder fails to certify properly that he is not subject to backup withholding due to the under-reporting of certain income.

Taxation of the Shareholder.  Taxable distributions generally are included in a shareholder’s gross income for the taxable year in which they are received.  However, dividends declared in October, November and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by either Fund during the following January.

Distributions by a Fund will result in a reduction in the fair market value of that Fund’s shares.  Should a distribution reduce the fair market value below a shareholder’s cost basis, such distribution would be taxable to the shareholder as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital.  In particular, investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution.  The price of such shares include the amount of any forthcoming distribution so that those investors may receive a return of investment upon distribution which will, nevertheless, be taxable to them.

A redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized.  Each investor should consult a tax Adviser regarding the effect of federal, state, local, and foreign taxes on an investment in either of the Fund.

Dividends.  A portion of each of the Funds’ income may qualify for the dividends-received deduction available to corporate shareholders to the extent that the particular Fund’s income is derived from qualifying dividends.  Because the Fund may earn other types of income, such as interest, income from securities loans, non-qualifying dividends, and short-term capital gains, the percentage of dividends from the Fund that qualifies for the deduction generally will be less than 100%.  The Fund will notify corporate shareholders annually of the percentage of Fund dividends that qualifies for the dividend received deductions.

A portion of each of the Fund’s dividends derived from certain U.S. Government obligations may be exempt from state and local taxation.  Short-term capital gains are distributed as dividend income.  The Funds will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.

Capital Gain Distribution.  Long-term capital gains earned by each Fund from the sale of securities and distributed to shareholders are federally taxable as long-term capital gains, regardless of the length of time shareholders have held their shares.  If a shareholder receives a long-term capital gain distribution on shares of either of the Funds, and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the long-term capital gain distribution will be considered a long-term loss for tax purposes.  Short-term capital gains distributed by the Funds are taxable to shareholders as dividends, not as capital gains.

CUSTODIAN

The Bank of New York, (“BNY”), One Wall Street, New York, NY 10286, acts as custodian for the Funds.  As such, BNY holds all securities and cash of the Funds, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Company.  BNY does not exercise any supervisory function over management of the Funds, the purchase and sale of securities or the payment of distributions to shareholders.

TRANSFER AGENT

Gemini Fund Services, LLC ("GFS"), 4020 South 147th Street, Suite 2, Omaha, NE  68137, acts as transfer, dividend disbursing, and shareholder servicing agent for the Funds pursuant to a written agreement with the Company dated _____ __, 2005 ..  Under the agreement, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.   Under the Services Agreement, the Fund Manager is responsible for paying the fees to GFS.

ADMINISTRATION

GFS also acts as Administrator to the Funds pursuant to a written agreement with the Company ..  GFS supervises all administrative aspects of the operations of the Funds except those performed by the Fund Manager.  As administrator, GFS is responsible for:

(1)        calculating each Fund’s net asset value;

(2)        preparing and maintaining the books and accounts specified in Rule 1a-1 and 31a-2 of the 1940 Act;

(3)        preparing financial statements contained in reports to stockholders of the Funds;

(4)        preparing the Funds' federal and state tax returns;

(5)        preparing reports and filings with the Securities and Exchange Commission;

(6)        preparing filings with state Blue Sky authorities; and

(7)        maintaining each Fund’s financial accounts and records.

For the services to be rendered as administrator, GFS receives an annual fee, paid monthly, based on 0.15% of the average net assets of each Fund up to $75 million (subject to various monthly minimums), as determined by valuations made as of the close of each business day of the month.  For its fiscal years ended March 31, 200 3 , 200 4 , and 200 5 the Fund Manager paid GFS $61,008 , $76,764 and $_____ , respectively. Under the Services Agreement, the Fund Manager is responsible for paying the fees to GFS.

PORTFOLIO MANAGERS

Other Accounts Managed

John P. Odell and Steven W. Arnold are the portfolio managers of the Montecito Fund and have been responsible for the day-to-day management of the Fund since August 1, 2003. As of March 31, 2005, the Portfolio Managers were responsible for the management of the following types of accounts in addition to the Montecito Fund and the Bender Growth Fund:

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
John P. Odell
Registered Investment Companies	N/A	N/A	N/A	N/A
Other Pooled Investment Vehicles	N/A	N/A	N/A	N/A
Other Accounts	615*	$1.140 Billion*	600	$40 Million
Steven W. Arnold
Registered Investment Companies	N/A	N/A	N/A	N/A
Other Pooled Investment Vehicles	N/A	N/A	N/A	N/A
Other Accounts	615*	$1.14 Billion*	600	$40 Million

                                          *Includes non-discretionary accounts.

Robert L. Bender and Reed G. Bender are the portfolio managers of the Bender Growth Fund and have been responsible for the day-to-day management of the Fund. As of March 31, 2005, the Portfolio Managers were responsible for the management of the following types of accounts in addition to the Bender Growth Fund:

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Robert L. Bender
Registered Investment Companies	N/A	N/A	N/A	N/A
Other Pooled Investment Vehicles	N/A	N/A	N/A	N/A
Other Accounts		$ Million	N/A	N/A
Reed G. Bender
Registered Investment Companies	N/A	N/A	N/A	N/A
Other Pooled Investment Vehicles	N/A	N/A	N/A	N/A
Other Accounts		$ Million	N/A	N/A

Conflicts of Interest

As indicated in the table above, a portfolio manager employed by the Fund Manager or Sub-Adviser may manage numerous accounts for multiple clients for which the Fund Manager or Sub-Adviser serves as the investment manager. These accounts may include, but are not limited to, registered investment companies, other types of pooled accounts (i.e., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). A portfolio manager employed by the Fund Manger or Sub-Adviser makes investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that specific account.

In the event that a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. The only material conflict of interest identified by the Sub-Adviser involves the execution of portfolio trades for clients.  The Sub-Adviser uses a system for executing trades that is reasonably designed to provide fair treatment for each of its accounts.   With the exception of the Montecito Fund, the Fund Manager advises clients about selecting mutual funds, and therefore execution of those transactions does not raise a material conflicts of interest.  The Fund manager does not charge an advisory fee on client assets invested in the Funds.

Compensation

Mr. Odell and Mr. Arnold compensation consists of a salary paid by the Fund Manager.  As shareholders of the Fund Manager, they also benefit from any profit realized by the Fund Manager.

Mr. Robert Bender and Mr. Reed Bender each receive a salary from the Sub-Adviser.  Mr. Reed Bender also receives annual bonuses based on the overall profitability of the Sub-Adviser and a pension contribution based on years of service.  As the shareholder of the Sub-Adviser, Mr. Robert Bender benefits from any profits realized by the Sub-Adviser.

The following table shows the dollar range of equity securities beneficially owned by the Portfolio Managers in the Funds as of March 31, 2005.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
John P. Odell	$50,001 –$100,000
Steven W. Arnold	$50,001 –$100,000
Robert L. Bender	$500,001 - $1,000,000
Reed G. Bender	$100,001 - $500,000

BROKERAGE ALLOCATION AND PORTFOLIO TRANSACTIONS

Subject to policies established by the Board of Directors of the Funds, the investment adviser to each Fund is responsible for investment decisions and for the execution of the Fund’s portfolio transactions.  The Funds have no obligation to deal with any particular broker or dealer in the execution of transactions in portfolio securities.  In executing such transactions, the investment adviser seeks to obtain the best price and execution for its transactions.  While the investment adviser generally seeks reasonably competitive commission rates, the Funds do not necessarily pay the lowest commission.

Where best price and execution may be obtained from more than one broker or dealer, the investment adviser may, in its discretion, purchase and sell securities through dealers who provide research, statistical and other information to the investment adviser.  Information so received will be in addition to and not in lieu of the services required to be performed by the investment adviser under the Sub-Advisory Agreement and the expenses of the investment adviser will not necessarily be reduced as a result of the receipt of such supplemental information.  Although certain research, market and statistical information from brokers and dealers can be useful to the Fund and the investment adviser, the investment adviser has advised that such information is, in its opinion, only supplementary to the investment adviser's own research activities and the information must still be analyzed, weighed and reviewed by the investment adviser.  During the fiscal years ended March 31, 200 3 , 200 4 and 200 5 , the Bender Growth Fund paid brokerage commissions of $53,086 , $25,063 and $_____ , respectively.  For the fiscal period ended March 31, 2003 and fiscal year s ended March 31, 2004 and 2005 , the Montecito Fund paid brokerage commissions of $164 , $5,962 and $____ , respectively.

The Funds will not purchase securities from, or sell securities to, the Fund Manager or Bender & Associates.  The investment adviser may not take into account the sale of Fund shares by a broker in allocating brokerage transactions. However, the investment adviser may place portfolio transactions with brokers or dealers that promote or sell the applicable Fund's shares so long as such placements are made pursuant to policies approved by the Board of Directors that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts. It is anticipated that the Bender Growth Fund’s annual portfolio turnover rates will not exceed 100%.  The Montecito Fund’s annual portfolio turnover rate may exceed 100%.  The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund’s portfolio securities.  For purposes of this calculation, portfolio securities exclude securities having a maturity when purchased of one year or less.  The turnover rate has a direct effect on the transaction costs (including brokerage costs) to be borne by the Funds.  The Montecito Fund’s portfolio turnover rate changed because of the new portfolio manager and new investment strategy.

DISTRIBUTOR

Capital Research Brokerage Services, LLC (“CRBS”) located at 107 South Fair Oaks Avenue, #315, Pasadena, CA 91105, acts as principal underwriter for the Funds.  The purpose of acting as underwriter is to facilitate the registration of each Fund’s shares under state securities laws and to assist in the sale of shares.  CRBS is compensated by the Fund Manager for its services to each Fund under a written agreement for such services.  For the fiscal years ended March 31, 200 3 , 200 4 and 200 5 , CRBS received $5,682 , $3,292 and $____ from the Fund Manager for underwriting services provided to the Bender Growth Fund.  For the fiscal period ended March 31, 2003 and fiscal year s ended March 31, 2004 and 2005 , CRBS received $219 , $0 and $___ from the Fund Manager for underwriting services provided to the Montecito Fund.

The following table represents all commissions and other compensation received by the principal underwriter, who is an affiliated person of the Funds, during the fiscal year ended March 31, 200 5 ..

Name of Principal Underwriter	Net Underwriting Discounts And Commissions	Compensation On Redemption And Repurchases	Brokerage Commissions	Other Compensations(1)
Capital Research Brokerage Services, LLC	$	NONE	NONE	$

(1)  Capital Research Brokerage Services, LLC, receives a monthly minimum fee of $700 from the Fund Manager for acting as distributor to each Fund.

INDEPENDENT AUDITORS

Cohen McCurdy, Ltd., 826 Westpoint Parkway, Suite 1250, Westlake, Ohio 44145 serves as the Company's independent auditors and audited the Funds’ financial statements for its fiscal year ended on March 31, 200 5 [ and has been selected to again serve in that capacity for the Funds’ fiscal year ending March 31, 200 6] ..

DISTRIBUTION PLANS

As noted in the Funds’ Prospectus, the Funds have adopted plans pursuant to Rule 12b-1 under the 1940 Act (collectively, the “Plans”) whereby each of the Funds pays 0.25% per annum of that Fund’s average daily net assets for each of its share classes for shareholder servicing activities, and, in the case of the Bender Growth Fund, an additional 0.75% per annum of that Fund’s average daily net assets for its Class C shares, to the Fund Manager, Distributor, dealers and others, for providing services  relating to the distribution of that Fund’s shares.  The fees are paid on a quarterly basis, based on each Fund’s average daily net assets attributable to the applicable class of shares.

Pursuant to the Plans, the Fund Manager is entitled to a fee each month for expenses incurred in the distribution and promotion of the Funds’ shares, including but not limited to, printing of prospectuses and reports used for sales purposes, preparation and printing of sales literature and related expenses, advertisements, and other distribution-related expenses as well as any distribution or service fees paid to securities dealers or others who have executed a dealer agreement with the underwriter.  Any expense of distribution in excess of authorized Plan fees will be borne by the Fund Manager without any additional payments by the Funds.  You should be aware that it is possible that Plan accruals will exceed the actual expenditures by the Fund Manager for eligible services.  Accordingly, such fees are not strictly tied to the provision of such services.

The Plans also provide that to the extent that each Fund, the Fund Manager, or other parties on behalf of either of the Funds, or the Fund Manager make payments that are deemed to be payments for the financing of any activity primarily intended to result in the sale of shares issued by each Fund within the context of Rule 12b-1, such payments shall be deemed to be made pursuant to the Plans.  In no event shall the payments made under the Plans, plus any other payments deemed to be made pursuant to the Plans, exceed the amount permitted to be paid pursuant to the Conduct Rules of the National Association of Securities Dealers, Inc., Article III, Section 26(d)(4).

The Plans have been approved by the Board of Directors, including all of the Directors who are non-interested persons as defined in the 1940 Act.  The Plans must be renewed annually by the Board of Directors, including a majority of the Directors who are non-interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans.  The votes must be cast in person at a meeting called for that purpose.  It is also required that the selection and nomination of such Directors be done by the non-interested Directors.  The Plans and any related agreements may be terminated at any time, without any penalty: 1) by vote of a majority of the non-interested Directors on not more than 60 days' written notice, 2) by the Adviser on not more than 60 days' written notice, 3) by vote of a majority of each of the Fund's outstanding shares, on 60 days' written notice, and 4) automatically by any act that terminates the Advisory Agreement with the Adviser.  The Adviser or any dealer or other firm may also terminate their respective agreements at any time upon written notice.

The Plans and any related agreement may not be amended to increase materially the amounts to be spent for distribution expenses without approval by a majority of the Fund’s outstanding shares, and all material amendments to the Plans or any related agreements shall be approved by a vote of the non-interested Directors, cast in person at a meeting called for the purpose of voting on any such amendment.

The Fund Manager is required to report in writing to the Board of Directors of the Funds, at least quarterly, on the amounts and purpose of any payment made under the Plans, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the Plans should be continued.

During the fiscal year ended March 31, 2005, the Bender Growth Fund and the Montecito Fund paid $_____ and $______, respectively in 12b-1 Fees.

The Distributor estimates that the amounts paid under the Plan for the fiscal year ended March 31, 2005 was spent in approximately the following ways: (i) $_______ (%) for advertising, (ii) $_______ (%) for printing and mailing of prospectus to other than current shareholders, (iii) $_______ (%) compensation to underwriters, (iv) $_______ (%) compensation to broker-dealers; (v) $_______ (%) compensation to sales personnel; (vi) $_______ (%) interest, carrying or other financing charges; and (vii) $_______ (%) other.

FINANCIAL STATEMENTS

The financial statements of the Funds’ are incorporated herein by reference to the audited annual report of the Funds, dated March 31, 200 5 ..  The Company will provide the Annual Report without charge at written request or request by telephone.

APPENDIX A

SBG CAPITAL MANAGEMENT, INC.

PROXY VOTING POLICIES AND PROCEDURES

(Adopted May  2003)

Pursuant to the recent adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisers Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

In order to fulfill its responsibilities under the Act, SBG Capital Management, Inc. (hereinafter “we” or “our”) has adopted the following policies and procedures for proxy voting with regard to companies in investment portfolios of our clients.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors.  While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability.  Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions.  Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests.  Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency.  Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to  make informed decisions about the purchase and sale of a company’s securities.

DECISION METHODS

We generally believe that the individual portfolio managers that invest in and track particular companies are the most knowledgeable and best suited to make decisions with regard to proxy votes.  Therefore, we rely on those individuals to make the final decisions on how to cast proxy votes.

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight from our managers and analysts on how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly.

In some instances, a proxy vote may present a conflict between the interests of a client, on the one hand, and our interests or the interests of a person affiliated with us, on the other.  In such a case, we will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes.

SUMMARY OF PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually.  In addition, key board committees should be entirely independent.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders.  Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will generally support efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time, and will generally oppose efforts to adopt classified board structures.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value.  Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees.  These may include:

1.           Requiring senior executives to hold stock in a company.

2.           Requiring stock acquired through option exercise to be held for a certain period of time.

3.           Using restricted stock grants instead of options.

4.           Awards based on non-discretionary grants specified by the plan’s terms rather than subject to management’s discretion.

While we evaluate plans on a case-by-case basis, we will generally oppose plans that have the following features:

1.           Annual option grants that would exceed 2% of outstanding shares.

2.           Ability to issue options with an exercise price below the stock’s current market price.

3.           Automatic share replenishment (“evergreen”) feature.

4.           Authorization to permit the board of directors to materially amend a plan without shareholder approval.

5.           Authorizes the re-pricing of stock options or the cancellation and exchange of options without shareholder approval.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

Corporate Structure

We view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

Because the requirement of a supermajority vote can limit the ability of shareholders to effect change, we will support proposals to remove super-majority (typically from 66.7% to 80%) voting requirements for certain types of proposals and oppose proposals to impose super-majority requirements.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

Shareholder Rights Plans

While we recognize that there are arguments both in favor of and against shareholder rights plans, also known as poison pills, such measures may tend to entrench current management, which we generally consider to have a negative impact on shareholder value.

We believe the best approach is for a company to seek shareholder approval of rights plans and we generally support shareholder resolutions requesting that shareholders be given the opportunity to vote on the adoption of rights plans.

We will generally be more inclined to support a shareholder rights plan if the plan (i) has short-term “sunset” provisions, (ii) is linked to a business strategy that will likely result in greater value for shareholders, (iii) requires shareholder approval to reinstate the expired plan or adopt a new plan at the end of its term, and (iv) is subject to mandatory review by a committee of independent directors.

CLIENT INFORMATION

A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling 1-800-723-8637.  We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

In addition, we will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client’s securities.

APPENDIX B

Proxy Voting Guidelines

Robert Bender & Associates has long recognized the fiduciary obligations inherent in the proxy voting process.  Accordingly, we have established polices and procedures designed to ensure that we vote client securities in the best interests of our clients and in a manner that eliminates or minimizes any conflicts of interests that may arise between our clients and us.

The guidelines below are intended to provide you with a general and basic overview of our proxy voting philosophy.  These guidelines are not intended to be hard and fast rules.  No set of policies and procedures can be designed to anticipate every situation that may arise.  Therefore, in particular circumstances, we may attempt to determine how a particular proposal might impact the financial prospects of a company and vote accordingly.

OUR GUIDELINES

Corporate Governance and Independence

We believe that efficient and proper corporate function depends upon the competence and integrity of corporate directors, as it is their responsibility to oversee management while adhering to unimpeachable ethical standards.  We believe that ethical corporate governance coupled with independence from management strengthens a system of checks and balances and promotes a culture of responsibility within the companies in which we invest on behalf of our clients.  Consistent with these beliefs, our voting decisions favor proposals for:

▪      The annual election of all board members, as opposed to staggered terms;

▪      Confidential balloting;

▪      Cumulative voting;

▪      Independent boards and nominating, audit, compensation and governance committees;

▪      Coupling executive compensation with financial performance; and

▪      Reporting on corporate political contributions and lobbying costs.

Corporate Structure and Shareholder Rights

We believe that shareholders, as the owners of a company, should have voting power that reflects their equity interest in a company.  Thus, we oppose measures that restrict shareholders' proportionate voting power.  In addition, while we are opposed in principle to policies that serve to entrench current management, we consider on a case by case basis policies and structures that are designed to prevent or obstruct corporate takeovers.

▪      We generally support proposals requiring that shareholders be given the opportunity to vote on the adoption of so called "poison-pill" or "chewable-pill" plans;

▪      We generally oppose proposals that authorize generous "golden parachute" plans because they impede potential takeovers that shareholders should be free to consider;

▪      We consider proposals for the adoption of "sunset" provisions on a case by case basis.  We generally support such proposals if they are linked to a business strategy that will, in our judgment, likely result in greater value for shareholders.  We believe that sunset plans must be of a short term, and require shareholder approval to reinstate on expired plan or adopt a new plan at the end of a plan term;

▪      We favor proposals that require simple majority votes by shareholders on matters submitted for their approval and, generally, we oppose proposals that impose supermajority voting requirements; and

▪      We oppose proposals for the creation of classes of common stock with unequal voting rights, or the adoption of a dual or multi-class capitalization structure.

Equity-based Compensation Plans

▪      We favor the use of equity-based compensation plans that align the interests of management with those of shareholders by providing management and employees with an incentive to increase shareholder value.  We evaluate equity-based compensation plans on a case-by-case basis.  Generally, our voting decisions favor plans or plan amendments in which:

▪      Awards to non-employee directors are not subject to management discretion;

▪      The dilutive effect, in conjunction with other equity related plans, does not exceed 10%.  However, if a plan or plan amendment does not meet this criteria, we also evaluate its dilutive effect considering all the circumstances affecting a company;

▪      The minimum exercise price of stock options is not less than 100% of fair market value of the stock on the date of grant;

▪      Neither the board of directors nor any of its committee is authorized to materially amend a plan without shareholder approval;

▪      The re-pricing of stock options, including the cancellation and exchange of options, is not permitted without shareholder approval; and

▪      The granting of awards is reasonable.

Independent Auditors

We believe that corporate audit committees are obligated to undertake a primary role in ensuring that the engagement of a company's independent auditor is limited primarily to the audit function.  Accordingly, we favor proposals which impose restrictions on the engagement of auditing firms that provide both auditing services and business consulting services to a company.

Corporate Social Policies

We believe that a corporations primary responsibility is to maximize return for its shareholders.  However, we recognize that in certain circumstances social policies may have an economic impact on a company.  We believe that determinations on issues of social policy are the responsibility of management.  Accordingly, we generally oppose shareholder proposals concerning social policies, although we assess all such proposals on a case by case basis.

RECORDKEEPING

We are required to retain certain records on how we voted proxies on behalf of our clients.  We must retain:

▪      A copy of these proxy voting policies and procedures;

▪      A copy of proxy statements received;

▪      Records of the votes we cast on behalf of clients;

▪      Records of client requests for proxy voting information; and

▪      Any documents prepared by us that were material to our decision how to vote on a particular proposal.

In certain cases, we may rely on proxy statements filed on the United States Securities and Exchange Commission's EDGAR system instead of keeping our own copies of certain records.  We may also rely on records retained by proxy voting services for certain other information that we are required to maintain, in which case we will have obtained an undertaking from the proxy voting service to provide a copy of the documents to us promptly upon our request.

RESOLVING CONFLICTS OF INTEREST

In certain circumstances, we may believe that we have a conflict of interest in voting on a particular proposal.  Generally, it is our policy to disclose such conflict to our clients, in writing, and obtain their written consent before voting on the proposal.  In the absence of client disclosure and consent, we will take other steps that, in our judgment, are designed to ensure that the decision to vote the proxies was based on the clients' best interests and was not the result of the conflict of interest.

OBTAINING INFORMATION

It is our policy to disclose to our clients information on how we voted the securities they hold.  We make this information available to each client, upon request, and only with respect to that client's holdings.

We make these guidelines available to our clients upon our engagement and any time a copy is requested by the client.

PART C

OTHER INFORMATION

Item 23  Exhibits

(a) Articles of Incorporation.

(a)(1) Articles of Incorporation are incorporated by reference to Initial Registration Statement, filed on December 30, 1992.

(a)(2) Form of Articles Supplementary in respect to the Montecito Fund are incorporated by reference to Post-Effective Amendment No. 12, Filed on May 31, 2002.

(b) Bylaws of Registrant

Amended Bylaws are filed herwith

(c) Instruments Defining Rights of Shareholders

None

(d) Investment Advisory Agreements

(d)(1) Investment Advisory and Sub Advisory Agreement for the Bender Growth Fund are incorporated by reference to Definitive Proxy, filed on September 1, 1998.

(d)(2) Investment Advisory Agreement for the Montecito Fund is incorporated by reference to Post-Effective Amendment #11, filed on April 5, 2002.

(d)(3) Letter Agreement between the Adviser and the Sub-Adviser to the Bender Growth Fund is filed herewith.

(e) Underwriting Contracts

     Incorporated by reference to Definitive Proxy, filed on September 1, 1998.

(f) Bonus or Profit-Sharing Contracts

None

(g) Custodian Agreement

Custody Agreement between the Bank of New York and the Registrant is incorporated by reference to Post-Effective Amendment No. 14. filed on June 3, 2004 ..

(h) Other Material Contracts

(h)(1) Operating Services Agreement is incorporated by reference to Post-Effective Amendment No. 12, filed on

May 31, 2002.

(h)(2) Form of Administrative and Accounting Services Agreement made as of May 17, 2000 as amended on May 20, 21, 2005 between the Registrant and Gemini Fund Services, LLC is filed herewith.

(h)(3) Form of Transfer Agency and Service Agreement made as of May 17, 2000 as amended on May 20, 2005 between the Registrant and Gemini Fund Services, LLC is filed herewith.

(i) Opinion of Counsel

Opinion and Consent of Counsel is filed herewith.

(j) Other Opinions

      Consent of Cohen McCurdy, Ltd., Independent Accountants is filed herewith.

(k) Omitted Financial Statements

None

(l) Initial Capital Agreements

 Incorporated by reference to Pre-Effective Amendment # 4, filed on October 4, 1996.

(m) Rule 12b-1 Plans

(m)(1) Bender Growth Fund Plan is incorporated by reference to Post-Effective Amendment No. 14, Filed on

June 3, 2004 ..

(m)(2) Montecito Fund Plan is incorporated by reference to Post-Effective Amendment No. 11, Filed on April 5, 2002.

(n) Rule 18f-3 Plan

Incorporated by reference to Pre-Effective Amendment No. 4, Filed on October 4, 1996.

(o) Reserved

(p) Code of Ethics

(p)(1) Code of Ethics of Robert Bender & Associates, Inc. dated March 1, 2005 is filed herewith.

(p)(2) Code of Ethics of Santa Barbara Group of Mutual Funds as amended November 18, 2004 is filed herewith.

Item 24 Persons Controlled by or under Common Control with Registrant.

John P. Odell and Steven W. Arnold are the portfolio managers of the Montecito Fund, controlling shareholders and co-presidents of SBG Capital Management, Inc. (the “Adviser”) and principals of Capital Research Brokerage Services, the Funds’ underwriter.  Mr. Odell is also the controlling shareholder of the Montecito Fund and, as such, the Montecito Fund, the Adviser, and the Funds’ underwriter may be deemed to be under common control.

Item 25 Indemnification.

Section 2-418 of the General Corporation Law of Maryland authorizes the registrant to indemnify its directors and officers under specified circumstances.  Section 7 of Article VII of the bylaws of the registrant (exhibit 2 to the registration statement, which is incorporated herein by reference) provides in effect that the registrant shall provide certain indemnification to its directors and officers. In accordance with section 17(h) of the Investment Company Act, this provision of the bylaws shall not protect any person against any liability to the registrant or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Item 26 Business and Other Connections of Investment Adviser.

The Adviser and Sub-Adviser have no other business or other connections, other than as described in the Statement of Additional Information.

Item 27 Principal Underwriters.

(a)          Capital Research Brokerage Services, LLC ("CRBS") located at 107 South Fair Oaks Avenue, #315, Pasadena, CA 91105, serves as principal underwriter to no other investment company.

(b)          Information with respect to each member and officer of CRBS

               Information is incorporated by reference to Schedule A of Form BD filed by it under the Securities and Exchange Act of 1934 (File No. 8-40823)

Item 28 Location of Accounts and Records.

Capital Research Brokerage Services, LLC 107 South Fair Oaks Avenue, #315 Pasadena, CA 91105.

Gemini Fund Services, LLC 4020 South 147th Street, Suite #2 Omaha, NE 38137.

Gemini Fund Services, LLC 150 Motor Parkway, Suite 205, Hauppauge, NY 11788

SBG Capital Management, Inc. 107 South Fair Oaks, Blvd., Suite 315 Pasadena, NC  91105

The Bank of New York, One Wall Street, 25 th Floor, New York, New York 10286.

Item 29 Management Services.

None

Item 30 Undertakings.

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Pasadena and State of California on the 20th day of May , 200 5 ..

FOR THE SANTA BARBARA GROUP OF MUTUAL FUNDS, INC.

(REGISTRANT)

/s/ Steven W. Arnold                                                     /s/ John P. Odell

               By:  Steven W. Arnold                                                     By:  John P. Odell

               Co-President and Co-Chairman                                    Co-President and Co-Chairman

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Name                                                               Title                                                                Date

/s/ Steven W. Arnold                                       Co-President, Co-CEO,                              May 20, 2005

STEVEN W. ARNOLD                                  Co-Chairman, Director

                                                                            Treasurer , CFO

/s/ John P. Odell                                              Co-President, Co-CEO                               May 20, 2005

JOHN P. ODELL                                             Co-Chairman, Director

/s/ Robert L. Bender                                        Director                                                           May 20, 2005

ROBERT L. BENDER

/s/ Harvey Marsh                                             Director                                                           May 20, 2005

HARVEY MARSH

/s/ Wayne Turkheimer                                    Director                                                            May 20, 2005

WAYNE TURKHEIMER

_____________________                           Director

GLORY BURNS

/s/ Lawrence Christopher Signey                    Director                                                            May 20, 2005

LAWRENCE CHRISTOPHER SIGNEY

EXHIBIT INDEX

EXHIBITS	EXHIBIT NO.
Amended Bylaws	EX-99.b
Letter Agreement	EX-99.d.3
Administrative and Accounting Services Agreement	EX-99.h.2
Transfer Agency and Service Agreement	EX-99.h.3
Opinion and Consent of Counsel	EX-99.i
Consent of Cohen McCurdy, Ltd., Independent Accountants	EX-99.j
Code of Ethics of Robert Bender & Associates, Inc.	EX-99.p.1
Code of Ethics of Santa Barbara Group of Mutual Funds	EX-99.p.2